UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Genco Shipping & Trading Limited
299 Park Avenue (12th Floor)
New York, New York 10171
(646) 443-8550

March 29, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY at 10:00 a.m. on Thursday, May 17, 2012.  Your Board of Directors looks forward to greeting those shareholders that are able to attend.  On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

For the Annual Meeting, we are pleased to take advantage of the “Notice and Access” rule adopted by the Securities and Exchange Commission to furnish proxy materials to shareholders over the internet.  We believe this process will provide you with an efficient and quick way to access your proxy materials and vote your shares, while allowing us to reduce the environmental impact of our Annual Meeting and the costs of printing and distributing the proxy materials.  On or about April 5, 2012, we intend to mail to most shareholders only a Notice of Internet Availability of Proxy Materials that tells them how to access and review information contained in the proxy materials and vote electronically over the internet.  If you received only the Notice in the mail, you will not receive a printed copy of the proxy materials in the mail unless you request the materials by following the instructions included in the Notice.

At the Annual Meeting, you will be asked to (i) elect three Class I Directors; (ii) approve Genco’s 2012 Equity Incentive Plan; and (iii) ratify the appointment of Deloitte & Touche LLP as the company’s auditors for the fiscal year ending December 31, 2012.  Your Board of Directors recommends that you vote your shares “FOR” proposals (i), (ii), and (iii).  These proposals are more fully described in the accompanying proxy statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented.  Please vote your shares using the internet or a toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card and you will receive in response to your request.  Instructions on using each of these voting methods are outlined in the proxy statement. Your cooperation will ensure that your shares are voted.

Thank you for your continued support.

Sincerely,

/s/ Peter C. Georgiopoulos
 Peter C. Georgiopoulos
Chairman

Genco Shipping & Trading Limited
299 Park Avenue, 12th Floor
New York, New York 10171

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Genco Shipping & Trading Limited, a Marshall Islands corporation (“Genco”), will be held on May 17, 2012 at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY  for the following purposes:

1.	To elect Basil G. Mavroleon, Rear Admiral Robert C. North, USCG (ret.), and Harry A. Perrin as Class I Directors to the Board of Directors of Genco;

2.	To approve Genco’s 2012 Equity Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2012; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Shareholders of record at the close of business on March 19, 2012 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting.  Shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card.  In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE VOTE BY TELEPHONE, INTERNET, OR BY MAIL.  PLEASE REFER TO THE ENCLOSED PROXY FOR INFORMATION ON HOW TO VOTE BY TELEPHONE OR INTERNET.  IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer, Principal
Accounting Officer and Secretary
New York, New York
March 29, 2012

Genco Shipping & Trading Limited
299 Park Avenue (12th Floor)
New York, New York 10171
(646) 443-8550

__________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2012

__________________

This proxy statement is furnished to shareholders of Genco Shipping & Trading Limited (“Genco” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Genco (the “Board”) for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, on May 17, 2012 at 10:00 a.m., and at any adjournment or postponement thereof.

This proxy statement, the accompanying form of proxy and the Notice of Internet Availability are first being mailed to shareholders on or about April 5, 2012.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board has fixed the close of business on March 19, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.  As of March 19, 2012, Genco had issued and outstanding 43,807,598 shares of common stock. The common stock comprises all of Genco’s issued and outstanding voting stock.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John C. Wobensmith, Secretary of Genco, stating that the proxy is revoked;
•	by submitting another proxy with a later date; or
•	by attending the Annual Meeting and voting in person.

Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.

All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy.

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted “FOR” the election of such nominee and “FOR” the approval of each proposal.  If you indicate a choice with respect to any matter to be acted upon when voting via the Internet (or by telephone or on your returned proxy card) and you do not validly revoke it, your shares will be voted in accordance with your instructions. If you do not vote via the Internet or by telephone, or sign, date and return a proxy card, you must attend the annual meeting in person in order to vote.

If you hold your shares through an account with a bank or broker, your shares may be voted by the bank or broker if you do not provide specific voting instructions. Banks and brokers have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. The proposal to ratify the appointment of our independent auditors is a routine matter that is considered a “discretionary” item under NYSE rules. This means that banks and brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the annual meeting.

The proposals to (i) elect three Class I Directors and (ii) approve Genco’s 2012 Equity Incentive Plan are each non-routine matters for which brokers do not have discretionary voting power and for which specific instructions from beneficial owners are required. As a result, brokers are not allowed to vote on any of these proposals on behalf of beneficial owners if such owners do not return specific voting instructions.

Voting at the Annual Meeting

Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

	Proposal	Vote Required	Effect of Abstentions	Effect of Broker “Non-Votes”

1.	Election of Directors	Plurality of votes cast	No effect	No effect

2.	Approval of 2012 Equity Incentive Plan	Affirmative vote of a majority of the votes cast, provided that the total votes cast represent more than 50% of the common shares entitled to vote	Same effect as a vote “against”	No effect, provided that the total votes cast represent more than 50% of the common shares entitled to vote

3.	Appointment of Independent Auditors	Affirmative vote of a majority of the common shares represented and entitled to vote	Same effect as a vote “against”	No effect

For directions to be able to attend the meeting and vote in person, please contact us by sending an e-mail to finance@gencoshipping.com.

Solicitation

We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting.  We have retained D.F. King & Co., Inc. to assist with the solicitation at a fee of $7,500 plus reasonable out-of-pocket expenses.  We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners.  Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held May 17, 2012.

Our Proxy Statement and Annual Report to Shareholders are
available at www.proxyvote.com.

Your vote is important. Thank you for voting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under Genco’s Certificate of Incorporation, as amended, the Board of Directors is classified into three classes. The three directors serving in Class I have terms expiring at the 2012 Annual Meeting. The Board of Directors has nominated the Class I directors currently serving on the Board of Directors, Basil G. Mavroleon, Rear Admiral Robert C. North, USCG (ret.), and Harry A. Perrin, for re-election to serve as Class I directors of the Company for a three-year term until the 2015 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.  Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF MESSRS. MAVROLEON, NORTH, AND PERRIN AS CLASS I DIRECTORS.

Nominee Information

The following table sets forth information regarding the nominees for election or re-election as Class III Directors:

Name	Age	Class	Position

Basil G. Mavroleon	64	I	Director
Rear Admiral Robert C. North, USCG (ret.)	67	I	Director
Harry A. Perrin	58	I	Director

Basil G. Mavroleon has served as a director of our company since July 27, 2005. Mr. Mavroleon has been employed in the shipping industry for over 40 years. Since 1970, Mr. Mavroleon has worked at Charles R. Weber Company, Inc., one of the oldest and largest tanker brokerages and marine consultants in the United States. Mr. Mavroleon was Managing Director of Charles R. Weber Company, Inc. for twenty-five years and presently holds the position of Manager of the Projects Group. Mr. Mavroleon also serves as Managing Director of WeberSeas (Hellas) S.A., a comprehensive sale and purchase, newbuilding, marine projects and ship finance brokerage based in Piraeus, Greece. Mr. Mavroleon has served as a director of Baltic Trading Limited, a subsidiary of the Company, since its initial public offering in March 2010.  Since its inception in 2003 through its liquidation in December 2005, Mr. Mavroleon served as Chairman of Azimuth Fund Management (Jersey) Limited, a hedge fund that dealt with tanker freight forward agreements and derivatives.  Mr. Mavroleon is a member of the Baltic Exchange, is on the board of the Associate Membership Committee of Intertanko, a member of the Association of Ship Brokers and Agents, is on the advisory board of NAMMA (North American Maritime Ministry Association), is a board member of NAMEPA (North American Marine Environmental Protection Association), and is Chairman of the New York World Scale Committee.  Mr. Mavroleon is a member of the Hellenic Chamber of Commerce, the Connecticut Maritime Association, NYMAR (New York Maritime Inc.), the Maritime Foundation Knowledge Center and serves on the board of trustees of the Maritime Aquarium, Norwalk, CT.  Mr. Mavroleon was educated at Windham College, Putney, Vermont.  As a result of these and other professional experiences, Mr. Mavroleon possesses knowledge and experience regarding the shipping industry, ship finance, and general business matters that strengthen the Board’s collective qualifications, skills and experience.

Rear Admiral Robert C. North, USCG (ret.) has served as a director of our company since July 27, 2005. Since his retirement from the active duty with the U.S. Coast Guard in April of 2001, Rear Admiral North has served as the president of North Star Maritime, Inc., a marine industry consulting firm, specializing in international and domestic maritime safety, security and environmental protection issues. While on active duty with the U.S. Coast Guard, Rear Admiral North reached the position of Assistant Commandant for Marine Safety, Security and Environmental Protection, where he directed national and international programs for commercial vessel safety, merchant mariner licensing and documentation, port safety and security and waterways management. He is a graduate of the Baltimore Polytechnic Institute, State University of New York Maritime College at Fort Schuyler and the U.S. Army War College.  As a result of these and other professional experiences, Mr. North possesses knowledge and experience regarding the shipping industry and maritime safety, security and environmental issues that strengthen the Board’s collective qualifications, skills and experience.

Harry A. Perrin has served as a director of the Company since August 15, 2005. Mr. Perrin has served as a director of Baltic Trading Limited, a subsidiary of the Company, since its initial public offering in March 2010.  Mr. Perrin is a partner in the Houston office of Vinson & Elkins, where he has been employed since August 2007. From June 2001 through November 2006, Mr. Perrin worked as an investment banker with Petrie Parkman & Co, an investment banking and financial advisory firm with offices in Houston, Texas and Denver, Colorado. In December 2006, Merrill Lynch acquired Petrie Parkman, and at that time, Mr. Perrin was hired as an investment banker at Merrill Lynch where he was employed until May 2007. Prior to joining Petrie Parkman, Mr. Perrin was a partner for ten years in the business finance and restructuring group of the Houston office of Weil Gotshal & Manges. Mr. Perrin received his Bachelor of Business Administration in Accounting with Honors from the University of Texas at Austin in 1975. He received his J.D. with High Honors from the University of Houston in 1980. Mr. Perrin is a member of the State Bar of Texas, and is a licensed Certified Public Accountant in the State of Texas.  As a result of these and other professional experiences, Mr. Perrin possesses knowledge and experience regarding general business, finance and the law that strengthen the Board’s collective qualifications, skills and experience.

Continuing Director Information

The following table sets information regarding our directors whose terms continue after the 2012 Annual Meeting. The terms for Directors in Class I expire at the 2012 Annual Meeting, and the terms for Directors in Class II expire at the 2013 Annual Meeting.

Name	Age	Class	Position

Nathaniel C.A. Kramer	50	II	Director
Mark F. Polzin	66	II	Director
Peter C. Georgiopoulos	51	III	Chairman and Director
Stephen A. Kaplan	53	III	Director

Class II Directors – Terms Expiring at the 2013 Annual Meeting

Nathaniel C. A. Kramer has served as director of our company since July 27, 2005. Mr. Kramer has served as the President and Chairman of Brown and Yellow International Holdings LLC, an independent investment firm headquartered in New York, since March 2011, and also has been President of NK MediaLab LLC, a digital media and entertainment company, since 2010.  Prior to that, Mr. Kramer was a principal at Mercantile Capital Group LLC, a private equity firm with offices in New York and Chicago, and Managing Director of his firm’s New York office from 1999 to 2010. He brings over 20 years of investment experience in both the public and private capital markets. Mr. Kramer has led investments in a wide range of industries including telecommunications, wireless infrastructure, waste management, data communications, B2B commerce and Internet infrastructure sectors. Mr. Kramer also serves on the board of Lifetopia and served on the boards of Services Acquisition Corporation from 2006 to 2007 and Vsource from 2003 to 2006. As a result of these and other professional experiences, Mr. Kramer possesses knowledge and experience regarding finance and the capital markets that strengthen the Board’s collective qualifications, skills and experience.

Mark F. Polzin has served as a director of our company since July 27, 2005. Mr. Polzin is President of Ranch Fiduciary Corporation, Farms Fiduciary Corporation, and Laurel Fiduciary Corporation.  Mr. Polzin is also Manager of Wyoming Consulting LLC, a director of The Oversight Company. He has extensive experience in private equity investing by high net worth families. On July 1, 2007, Mr. Polzin retired as President and Chief Executive Officer of Moreland Management Company, where he had served as an officer since 1989. Prior to joining Moreland he was an executive and director of several mid-western community banking organizations. He holds a B.S. in Economics from the University of Wisconsin-Milwaukee and a J.D. from Marquette University Law School. Mr. Polzin is Chairman of the Board of Regents of Concordia University Wisconsin.  As a result of these and other professional experiences, Mr. Polzin possesses knowledge and experience regarding general business and finance and securities and tax law that strengthen the Board’s collective qualifications, skills and experience.

Class III Directors – Terms Expiring at the 2014 Annual Meeting

Peter C. Georgiopoulos has served as Chairman and as a member of our Board of Directors since our inception. Since 1997, Peter C. Georgiopoulos served as Chairman and a member of the board of directors of General Maritime Corporation and its predecessors, which he founded, and he served as CEO from 1997 to 2008 and President from 2003 to 2008.  Mr. Georgiopoulos is also Chairman and a director of Aegean Marine Petroleum Network, Inc., a company listed on the New York Stock Exchange.  Mr. Georgiopoulos has also served as chairman of the board of directors and a director of Baltic Trading Limited, a subsidiary of the Company since March 2010. From 1991 to 1997, he was the principal of Maritime Equity Management, a ship-owning and investment company that he founded in 1991. From 1990 to 1991, he was affiliated with Mallory Jones Lynch & Associates, an oil tanker brokerage firm. From 1987 to 1990, Mr. Georgiopoulos was an investment banker at Drexel Burnham Lambert. Before entering the investment banking business, he had extensive experience in the sale, purchase and chartering of vessels while working for shipowners in New York and Piraeus, Greece. Mr. Georgiopoulos is a member of the American Bureau of Shipping. He holds an MBA from Dartmouth College.  As a result of these and other professional experiences, Mr. Georgiopoulos possesses knowledge and experience regarding our history and operations and the shipping industry, finance and capital markets, that strengthen the Board’s collective qualifications, skills and experience.

Stephen A. Kaplan has served as a director of our company since July 27, 2005. From 2001 to December 2007, he served as a director of General Maritime Corporation. Since 1995, Mr. Kaplan has been a principal of Oaktree Capital Management, L.P., formerly Oaktree Capital Management, LLC, an investment management firm, where he heads Oaktree’s Principal Activities Group which invests in majority and significant minority positions in both private and public companies. Mr. Kaplan currently has in excess of $12 billion in assets under his management. Since 1993, he has served as a portfolio manager of all of Oaktree’s Principal Opportunities Funds, including OCM Principal Opportunities Fund III, L.P. and OCM Principal Opportunities Fund IIIA, L.P., which collectively owns approximately 71.4% of OCM Fleet Acquisition LLC, one of our shareholders.  From 1993 to 1995, Mr. Kaplan was a Managing Director of Trust Company of the West and was a portfolio manager of TCW Special Credits Fund V – The Principal Fund. Before joining Trust Company of the West, Mr. Kaplan was a partner of the law firm of Gibson, Dunn & Crutcher, where he was responsible for that firm’s East Coast bankruptcy and workout practice. Mr. Kaplan currently serves as a director of Regal Entertainment Group, Alliance Imaging, Inc., Oaktree Capital Group, LLC and numerous private companies.  Mr. Kaplan graduated with a B.S. degree in Political Science summa cum laude from the State University of New York at Stony Brook and a J.D. from the New York University School of Law.  As a result of these and other professional experiences, Mr. Kaplan possesses knowledge and experience regarding general business, finance and the law that strengthen the Board’s collective qualifications, skills and experience.

Mr. Georgiopoulos serves as an executive officer of General Maritime Corporation.  On November 17, 2011, General Maritime and substantially all of its subsidiaries filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.

Corporate Governance

Governance Materials - All of the Company’s corporate governance materials, including the committee charters of the Board and the Company’s Corporate Governance Guidelines, are published on the Corporate Governance section of the Company’s website under “Investor” at www.gencoshipping.com.  These materials are also available in print to any shareholder upon request. The Board regularly reviews corporate governance developments and modifies its committee charters as warranted.  Any modifications are reflected on the Company’s website, including modifications recently made to all of its committee charters in connection with the Company’s listing on the NYSE.

Director Independence - It is the Board’s objective that a majority of the Board consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company. The Board follows the criteria set forth in applicable NYSE listing standards to determine director independence.  The Board will consider all relevant facts and circumstances in making an independence determination.

All members of the Audit, Compensation and Nominating and Corporate Governance Committees must be independent directors as defined by applicable NYSE listing standards.  Members of the Audit Committee must also satisfy a separate Securities and Exchange Commission independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their director compensation.

The independent directors of the Company are Rear Admiral Robert C. North, Basil G. Mavroleon, Harry A. Perrin, Nathaniel C.A. Kramer, and Mark F. Polzin.  The Board has determined that each of the members of the Audit, the Compensation and the Nominating and Corporate Governance Committees, respectively, are independent as defined in the applicable NYSE listing standards.  In determining that Rear Admiral North is independent, the Board considered that during 2011, the Company paid approximately $2,344 for the services of North Star Maritime, Inc., a marine industry consulting firm owned and operated by Rear Admiral North.  The Board did not believe that these transactions would impair Rear Admiral North’s ability to act independently of management.  See “Certain Relationships and Related Transactions”.

Code of Ethics - All directors, officers, employees and agents of the Company must act ethically at all times and in accordance with the policies comprising the Company’s code of ethics set forth in the Company’s Code of Ethics. Under the Company’s Code of Ethics, the Board will only grant waivers for a director or an executive officer in limited circumstances and where circumstances would support a waiver. Such waivers may only be made by the Audit Committee.

The Company’s Code of Ethics is available on the Company’s website at www.gencoshipping.com and is available in print to any shareholder upon request.

Communicating Concerns to Directors – Shareholders or other interested parties may communicate directly with any individual director, with the Board of Directors as a group, with the Chairman or other presiding director for the non-management directors, or with non-management directors as a group pursuant to Section 303A.03 of the NYSE’s Listed Company Manual.  All of Genco’s directors are currently non-management directors.  All communications should be in writing and should be addressed to the intended recipient(s), c/o John C. Wobensmith, Secretary, 299 Park Avenue, 12th Floor, New York, New York 10171.  Once the communication is received by the Secretary, the Secretary reviews the communication.  Communications that comprise advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to our directors. Other communications are promptly forwarded to the addressee.

Board Meetings and Committees

During fiscal year 2011, there were eight meetings of the Board of Directors.  A quorum of Directors was present, either in person or telephonically, for all of the meetings.  Actions were also taken during the year by unanimous written consent of the Directors.  All directors other than Stephen A. Kaplan attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all Committees of the Board on which they served.  The Company encourages all directors to attend each annual meeting of shareholders.  Five of Genco’s directors attended the 2011 Annual Meeting of Shareholders on May 12, 2011.

During fiscal year 2011, Genco’s Audit Committee was comprised of Harry A. Perrin, Nathaniel C.A. Kramer and Mark F. Polzin, all of whom qualify as independent under the listing requirements of the NYSE and are financially literate.  Mr. Perrin is also a financial expert as defined under Item 401(h)(2) of Regulation S-K.  Please refer to Mr. Perrin’s biographical information starting on page 5 for his relevant experience.  Through its written charter, the Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor’s fees and recommending the engagement of the auditors to the full Board. The Audit Committee held seven meetings during fiscal year 2011.

During fiscal year 2011, Genco’s Compensation Committee was comprised of Harry A. Perrin, Basil G. Mavroleon, and Nathaniel C.A. Kramer, all of whom qualify as independent under the listing requirements of the NYSE, and none of whom is an employee of Genco.  Through its written charter, the Compensation Committee administers Genco’s equity incentive plan and other corporate benefits programs.  The Compensation Committee also considers from time to time matters of compensation philosophy and competitive status, and also reviews, approves, or recommends executive officer bonuses, equity grants and other compensation. The Compensation Committee generally does not delegate its authority, although Genco’s officers are responsible for the day-to-day administration of Genco’s 2005 Equity Incentive Plan.  The Compensation Committee’s primary processes for establishing and overseeing executive compensation can be found under “Compensation Discussion and Analysis” below.   Directors’ compensation is established by the Board of Directors upon the recommendation of the Compensation Committee. The Compensation Committee held six meetings during fiscal year 2011.

During fiscal year 2011, Genco’s Nominating and Corporate Governance Committee was comprised of Mark F. Polzin, Basil G. Mavroleon, and Rear Admiral Robert C. North, all of whom qualify as independent under the listing requirements of the NYSE, and none of whom is an employee of Genco.  Through its written charter, the Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines. When a vacancy exists on the Board, or when the Board determines to add an additional director, the nominating and corporate governance committee seeks out appropriate candidates from various sources, which may include directors, officers, employees and others. The committee may use consultants and search firms who may be paid fees for their assistance in identifying and evaluating candidates, but has not done so to date.  The committee does not have a set of minimum, specific qualifications that must be met by a candidate for director and will review the candidate’s background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time. The committee considers candidates based on materials provided, and will consider whether an interview is appropriate.  The committee will consider shareholder recommendations of director candidates, which should be sent to the attention of the corporate secretary at the Company’s headquarters, on the same basis.  The Nominating and Corporate Governance Committee held one meeting during fiscal year 2011.

As noted above, the Nominating and Corporate Governance Committee considers many factors when determining the eligibility of candidates for nomination to the Board. The Committee does not have a diversity policy; however, in the event of a vacancy, the Committee’s goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the board’s overall effectiveness in meeting its mission.

Executive Sessions

Under the Corporate Governance Guidelines that the Company adopted in connection with its listing on the New York Stock Exchange to assure free and open discussion and communication among the non-management directors, the non-management directors will seek to meet at least annually and may meet as the non-management directors deem appropriate.  In addition, if there are any non-management directors who are not independent directors, the independent directors shall meet in executive session at least once each year.  The presiding director at any executive session with the non-management or independent directors will be the Chairman if the Chairman is present and is a non-management or independent director (as applicable) and will otherwise be selected by a majority of the non-management or independent directors (as applicable) present at the meeting.  All of Genco’s directors are currently non-management directors, and one executive session of independent directors was held in fiscal year 2011.

Board Leadership Structure

As noted above, our Board is currently comprised of five independent and two non-independent directors.  We recognize that different Board leadership structures may be appropriate for the Company during different periods of time and under different circumstances.  We believe that our current Board leadership structure is suitable for us because it allows us to consider a broad range of opinions in the course of our Board deliberations, including those with knowledge of the Company’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.

The Board does not have a policy on whether or not the roles of President and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of the Company and its shareholders at the time of such determination.

Our Board has placed the responsibilities of Chairman with a non-employee member of the Board which we believe fosters better accountability between the Board and our management team.  Our Chairman has been closely involved with the Company since its founding.  Given his unique knowledge, experience and relationship with the

Board, we believe his continued service as Chairman provides significant value to the Company and its shareholders, and that it is beneficial for our Chairman to lead our Board members as they provide leadership to our management team.  In addition, our Chairman contributes significantly to developing and implementing our strategy; facilitating communication among the directors; developing Board meeting agendas in consultation with management; and presiding at Board and shareholder meetings. This delineation of duties allows the President to focus his attention on managing the day-to-day business of the Company.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

Risk Oversight

The Board believes that oversight of the Company’s risk management efforts is the responsibility of the entire Board. It views risk management as an integral part of the Company’s strategic planning process. The subject of risk management is regularly discussed at Board meetings with our President and our Chief Financial Officer.  Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  Our Nominating Committee oversees risk associated with our Corporate Governance Guidelines and Code of Ethics, including compliance with listing standards for independent directors, committee assignments and conflicts of interest.  Our Compensation Committee oversees the risk related to our executive compensation plans and arrangements.

MANAGEMENT
Executive Officers

The following tables set forth certain information with respect to the executive officers of Genco other than Peter C. Georgiopoulos, for whom information is set forth above under the heading “Nominee Information”:

Name	Age	Position

Robert Gerald Buchanan	63	President (Principal Executive Officer)
John C. Wobensmith	41	Chief Financial Officer, Principal Accounting Officer and Secretary

Robert Gerald Buchanan has served as President of our company since June 1, 2005. Mr. Buchanan has over 40 years of shipping experience, holding various senior operating, engineering and management positions. Before joining our company, Mr. Buchanan spent eight years as a Managing Director of Wallem, a leading technical management company. As the senior executive at Wallem, Mr. Buchanan was responsible for the safe and efficient operations of close to 200 vessels, as well as management of approximately 500 onshore and seagoing staff. From 1990 to 1996, Mr. Buchanan was Technical Director of Canada Steamships Lines of Montreal, overseeing a fleet of bulk carriers. Before this, Mr. Buchanan managed an oceanographic research vessel for NATO from 1986 to 1990, was Superintendent Engineer of Denholm Ship Management’s United Kingdom office from 1982 to 1986, and Chief Engineer of Denholm Ship Management from 1969 to 1982. Mr. Buchanan was educated at Glasgow Nautical College and obtained a First Class Engineers license for the both steam and motor ships. Among his industry affiliations, Mr. Buchanan was a member of the International Committee for Gard Protection & Indemnity Association.

John C. Wobensmith has served as our Chief Financial Officer and Principal Accounting Officer since April 4, 2005. Since 2010, Mr. Wobensmith has served as President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of Baltic Trading Limited, a subsidiary of the Company. Mr. Wobensmith is responsible for overseeing our accounting and financial matters. Mr. Wobensmith has over 15 years of experience in the shipping industry, with a concentration in shipping finance. Before becoming our Chief Financial Officer, Mr. Wobensmith served as a Senior Vice President with American Marine Advisors, Inc., an investment bank focused on the shipping industry. While at American Marine Advisors, Inc., Mr. Wobensmith was involved in mergers and acquisitions, equity fund management, debt placement and equity placement in the shipping industry. From 1993 through 2000, he worked in the international maritime lending group of The First National Bank of Maryland, serving as a Vice President from 1998. He has a bachelors degree in economics from St. Mary’s College of Maryland and holds the Chartered Financial Analyst designation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the Company’s compensation program as it relates to our Chairman, Peter C. Georgiopoulos, our President, Robert Gerald Buchanan, and our Chief Financial Officer, John C. Wobensmith, all of whom we refer to together as our “named executives.”  We treat Peter C. Georgiopoulos as an executive officer of the Company for securities laws purposes, although he is not an employee or a corporate officer and is not paid a salary or a cash bonus.

Detailed compensation information for each of the named executives is presented in the tables following this discussion in accordance with SEC rules.

Overview of 2011 Performance

The Company continued its disciplined business approach in 2011, concluding a profitable year while strengthening its financial position in the face of a challenging drybulk market and global economy. The Company maintained most of its vessels on short-term or spot market-related time charters, which generated significant cash flows and allowed the Company to maintain a strong cash position.  The Company’s chartering strategy in 2011 preserved the Company’s ability to capitalize on future rate increases when market conditions improve.  Moreover, the Company entered into separate agreements to amend or waive provisions of its three credit facilities, obtaining waivers of compliance with its maximum leverage ratio covenant and interest coverage ratio covenant through and including the quarter ending March 31, 2013.

Despite significant operational achievements and favorable financial performance relative to our peers, 2011’s challenging market conditions resulted in lower charter rates, which negatively impacted our net income.  In addition, as with other drybulk shippers, 2011 saw an overall decline in the Company’s stock price.  During an economic down cycle, we believe executives are called on to perform at high levels but such performance and contribution may not be reflected in the Company’s financial performance due to factors beyond their control.

In light of the decline in the Company’s stock price and the Company’s financial performance in 2011 compared to the previous year, the Compensation Committee believed it appropriate to award a lower level of variable incentive-based executive compensation.  The overall level of compensation for each of the Company’s named executives was therefore substantially decreased from the previous year.

Our Compensation Philosophy

The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success and enable the Company to compete effectively.  The Company seeks to accomplish this goal in a way that aligns our executives’ interests with those of our shareholders and encourages and rewards our executives for and encourages achievement of the Company’s annual and longer-term performance objectives.

In light of the cyclical nature of the shipping industry and the volatile and unpredictable markets in which the Company operates, the Company does not establish targets for executive pay, and compensation levels generally are not determined through a benchmarking process.  Instead, the compensation of our senior executives is generally determined or recommended by the Compensation Committee in its discretion following a review of the Company’s performance and individual contributions to that performance.  This approach provides the Compensation Committee with the flexibility to calibrate performance-based awards through a retroactive assessment of corporate and individual performance and to appropriately take into account market conditions which were outside of management’s control and which could not have been anticipated at the beginning of the performance period.

Compensation Objectives

Performance.  Our compensation program is designed to align compensation with performance.  The amount of compensation for each named executive is based on the Compensation Committee’s assessment of factors including the Company’s performance, the named executive’s individual performance and contributions to improving shareholder value, and his level of responsibility and management experience.  Specific factors affecting compensation decisions for the named executives include:

•	key financial measurements;

•	strategic objectives such as acquisitions, dispositions or joint ventures;

•	the Company’s ability to acquire and dispose of vessels on favorable terms; and

•	achieving operational goals for the Company or particular area of responsibility for the named executive such as operations, chartering or finance.

   In order to provide proper incentives to each executive and appropriately reward performance, the Compensation Committee assesses the proper balance of short-and long-term compensation.  The Committee also considers the form of such compensation, such as cash or equity grants.

Alignment of Interests.  We seek to align the interests of the named executives with those of our investors by awarding a significant portion of our incentive compensation in the form of equity.  The ultimate value realized by our executives is therefore tied to the performance of our stock price over time.   The Compensation Committee believes that this promotes and instills a long-term perspective among members of our management team.

Recruitment and Retention.  To attract and retain a highly-skilled work force, we believe that compensation levels should be competitive.  To foster retention, we have provided for extended vesting terms of our equity grants to our executives.

How Compensation is Determined

Role of Compensation Committee.  Our executive compensation program is overseen by the Compensation Committee, which is composed of three non-employee directors:  Basil G. Mavroleon, Nathaniel C.A. Kramer and Harry A. Perrin.  The Compensation Committee

•	establishes and administers our compensation policies,

•	evaluates corporate performance and the performance of each of our executives,

•	determines or recommends cash compensation of the Company’s senior management, and

•	determines or recommends equity grants to the Company’s senior management and other key employees under the Company’s 2005 Equity Incentive Plan.

Each year, the Compensation Committee evaluates each named executive to determine if changes in compensation are appropriate.  As part of this process, the Compensation Committee reviews tally sheets and other summaries that include the following information, as applicable for each individual:

•	Salary, bonus, and other cash compensation for prior years since 2005 (which was the year in which the Company’s initial public offering occurred);

•	Restricted stock granted in prior years since 2005;

•	Vested and unvested shares of restricted stock held; and

•	The value of benefits and perquisites.

Role of Other Directors.  The Compensation Committee consults with our chairman and other directors regarding compensation matters generally.  Additionally, at the end of our fiscal year, our Chairman reviews with the Compensation Committee the Company’s financial results, the state of our operations and our strategic accomplishments during the year.

Role of Our Shareholders. The Company’s shareholders approved a non-binding advisory resolution on executive compensation at the Company’s 2010 Annual Meeting of Shareholders, which approval the Compensation Committee took into account in making its determinations and recommendations for 2011.  In addition, to gain a greater understanding of our shareholders’ views on executive compensation, we contacted certain of our larger shareholders who voted against the resolution to better understand their concerns, which included discussions with the Chairman of our Compensation Committee and our Chief Financial Officer if the shareholder so desired.  The Compensation Committee is committed to constructive shareholder engagement and intends to continue to consider the views of shareholders when establishing and administering the Company’s compensation program.

Role of Compensation Consultant.  The Compensation Committee has selected and directly retained Steven Hall & Partners, an independent compensation consultant, for assistance in matters including evaluating compensation and performance data for peer companies; advising the Compensation Committee on current trends in executive compensation, methods of evaluation and different compensation mechanisms; and responding to other issues raised by the Compensation Committee.  The Compensation Committee did not solicit recommendations from this or any other consultant as to the form or amounts of compensation to be awarded to the Company’s named executives.

Role of Management.  The Compensation Committee consults with our senior executives regarding their views on their compensation and the compensation of those who report to them directly or indirectly.  None of our named executive officers determines his own compensation.

Competitive Marketplace Assessment.  In order to assess the competitiveness of the Company’s executive compensation, the Compensation Committee reviews the compensation arrangements of executives at certain other publicly-traded drybulk and other shipping companies for which executive compensation information is publicly available.  For 2011, the comparator group used for compensation was DHT Holdings, Inc., Eagle Bulk Shipping, Inc., General Maritime Corporation, GulfMark Offshore, Inc., Hornbeck Offshore Services, Inc., International Shipholding Corp., Overseas Shipholding Group, Inc., and TBS International PLC.  The Compensation Committee uses this group as a general frame of reference only and does not target the Company’s executive compensation as a specific percentile of the executive compensation awarded in this group.

Elements of the Compensation Program

The compensation program for the named executives consists of two main components:

•	Fixed compensation comprised of base salaries or, in the case of Mr. Georgiopoulos, fees for his services; and

•	Variable incentive compensation comprised of cash incentive bonuses and equity awards.

The named executives (other than Mr. Georgiopoulos) are also eligible to participate in the Company’s health and other broad-based programs on the same basis as other U.S. employees and are eligible for paid time off and paid holidays.

Fixed Compensation

Base Salary and Chairman’s Fee.  Base salaries (or, in the case of Mr. Georgiopoulos, fees for his services) and increases to these amounts for the named executives depend on each named executive’s:

•	performance;

•	the scope and importance of the functions performed by each named executive; and

•	internal equity considerations.

Base salaries for such named executive and Mr. Georgiopoulos’ fees are reviewed annually but are not increased if the Compensation Committee believes that other elements of compensation are more appropriate in light of our stated objectives.

Variable Incentive Compensation

Because of the Company’s commitment to aligning pay with demonstrated performance, a significant portion of compensation paid to our named executive officer is incentive-based.  Variable incentive compensation for our named executive officers is awarded in the form of a cash incentive bonus and a restricted stock award.  The Company’s incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executive with our shareholders and retain the executives through the term of the awards.  At the end of our fiscal year, the Compensation Committee makes incentive compensation decisions based upon considerations of the Company’s financial results, the state of our operations and our strategic accomplishments during the year, and the accomplishments and contributions of our named executive officers.

Cash Incentive Bonus.  The Company awards a significant portion of annual compensation to its named executives (other than Mr. Georgiopoulos) in the form of cash bonuses, which are used to reward executives who contribute to the Company’s performance.  Cash bonuses are generally made at the end of the fiscal year.  The Compensation Committee considers the amounts of these awards and recommends them to the Board for approval.

Equity Awards.  The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executive with our shareholders and retain the executives through the term of the awards.  The Company does not have any specific policy on the timing of award grants but has generally made one grant per year at the end of the calendar year.  We consider the grant size and form of award when making award decisions.

Restricted Stock Awards.  The Compensation Committee believes long-term equity awards in the form of restricted stock awards are an effective way to attract and retain a talented executive team and align executives’ interests with those of shareholders.  In determining the amounts of restricted stock awards to named executives, the Compensation Committee takes into account that the Company does not have any defined benefit retirement or similar program.  The Company does not have any specific policy on the timing of award grants but has generally made one grant per year at the end of the calendar year.  The Compensation Committee considers the grant size and form of award when making award decisions.

Each of the named executives received grants of restricted stock awards in 2011.  Restrictions on the shares of restricted stock granted to such named executives as equity incentive compensation with respect to 2011 will lapse ratably in 25% increments on the first four anniversaries of November 15, 2011.  The restrictions applicable to the shares granted to these named executives will also lapse in full upon a change of control.  In addition, to the extent that such restrictions were scheduled to have lapsed during the one year period following the executive’s termination of employment due to death or disability, they will lapse immediately prior to any such termination.

During the restricted period, unless otherwise determined by the Compensation Committee, each restricted stock grant entitles the named executive to receive payments from the Company of any dividends declared and paid by the Company on its common stock.  As the executives share commensurately with other shareholders in receiving dividends, they likewise share in the recognition of the current income generation and future change in stock price.  However, if any such restricted shares do not vest, the holders of the non-vesting shares must repay any dividends that were paid to them on the non-vesting shares unless the Board or the Compensation Committee determines otherwise.

Other Elements

Benefits.  Our named executives (other than Mr. Georgiopoulos) are eligible under the same plans as all other U.S. employees for medical, dental, vision, and disability insurance and are eligible for paid time off and paid holidays.  Additionally, we match the 401(k) contributions of Messrs. Buchanan and Wobensmith, and pay premiums on life insurance and long-term disability insurance for Mr. Wobensmith.  We believe these benefits are reasonable, competitive and consistent with the Company’s overall executive compensation program.

Compensation for Our Named Executives in 2011

The specific compensation decisions made for each of the named executives for 2011 reflect the achievement of operational, financing, technical and commercial successes, despite a challenging market environment.

In deliberations regarding compensation for 2011, our Compensation Committee considered the Company’s favorable performance for the twelve months ended September 30, 2011 relative to that of a performance peer group of twelve publicly-traded drybulk and other shipping companies consisting of DHT Holdings, Inc., Eagle Bulk Shipping, Inc., General Maritime Corporation, GulfMark Offshore, Inc., Hornbeck Offshore Services, Inc., International Shipholding Corp., Overseas Shipholding Group, Inc., TBS International PLC, Diana Shipping Inc., DryShips, Inc., Excel Maritime Carriers Ltd., and Teekay LNG Partners L.P.   The Compensation Committee considered the Company’s relative performance to this peer group in such metrics as amounts of and twelve-month growth in revenue, EBITDA, operating income and net income; returns on equity and on invested capital; EBITDA, operating, and profit margins; market capitalization; and total return to shareholders.  The Company achieved these favorable results with a small executive team and a lean staff while maintaining relatively low general and administrative expenses on a per vessel per day basis for the drybulk industry.

The Compensation Committee also took into account the contributions of each named executive to the performance of the Company.  The Compensation Committee viewed 2011 as a successful year for the Company highlighted by several achievements by our executives, including the following:

•
Negotiating amendments or waivers of all three of the Company’s credit facilities to waive the maximum leverage and consolidated interest coverage ratio covenants through and including the first quarter of 2013, providing the Company with significant financial flexibility during a challenging market.

•	Generating strong cash flows through the third quarter of 2011 during a challenging shipping market.

•	Maintaining daily vessel operating expenses of $4,706, approximately $500 per day lower than budgeted.

•	Achieving general and administrative expenses among the lowest in the Company’s drybulk peer group on a daily basis.

•	Achieving vessel operating expenses among the lowest in the Company’s drybulk peer group on a daily basis.

•	Maintaining drydocking expenses and related off-hire days below budgeted amounts, increasing our earnings potential.

•	Meeting or exceeding the analyst earnings consensus for the three quarters of 2011 for which information was available when compensation determinations were made.

•	Achieving a high fleet utilization rate at 99%, meaning that our vessels were operating almost every day they were available to operate during the year, increasing our earnings potential.

•
Completing the acquisition and delivery of 16 drybulk vessels from affiliates of Bourbon SA, increasing our fleet’s available days in 2011 by 4,656, representing a 37% increase over the available days attributable to our preexisting fleet in 2011.

•
Completing the acquisition and delivery of five drybulk vessels from the Metrostar group of companies increasing our fleet’s available days in 2011 by 1,174, representing a 9% increase over the available days attributable to our preexisting fleet in 2011.

•
Pursuing an opportunistic chartering strategy by fixing vessels on spot market-related contracts during the weak rate environment while preserving the option to convert these to fixed rates upon improving market conditions.

•	Adding additional first class charterers to our client base, increasing our market presence and further diversifying our revenue stream with high credit quality counterparties.

As Mr. Georgiopoulos is the Chairman of Baltic Trading Limited and Mr. Wobensmith is its President and Chief Financial Officer, the Compensation Committee also took into account compensation awards contemplated by Baltic Trading’s own Compensation Committee.

Genco Compensation

Peter C. Georgiopoulos.  In determining compensation for our Chairman, the Compensation Committee considers Mr. Georgiopoulos’ annual director compensation for his service on the Board.  The Company relies significantly on Mr. Georgiopoulos for his contributions in determining its strategic direction and as a key participant in its relationships with investors and lenders.  We expect that cash compensation and equity awards for our Chairman other than for his service as a director will be determined based on his involvement in successful strategic and transactional work for us.  Mr. Georgiopoulos’ 2011 compensation reflects his unique role as the publicly recognized leader of the Company and a prominent figure in the shipping industry.  Mr. Georgiopoulos receives no salary or bonus from the Company but did receive a director’s fee at an annual rate of $35,000 for the first seven months of 2011.  On the recommendation of the Compensation Committee, the Board determined to pay Mr. Georgiopoulos a monthly fee for his services at an annual rate of $500,000, commencing August 1, 2011.  The Compensation Committee also recommended an award of 100,000 shares of restricted stock to Mr. Georgiopoulos, given his significant contributions during 2011, including his role in negotiations with the Company’s lenders and serving as a key representative of the Company to the investment community.

Robert Gerald Buchanan.  The Compensation Committee considered Mr. Buchanan’s compensation in light of his efficient and profitable management of operation of the Company’s vessels and his role in the successful delivery of the remaining Bourbon and Metrostar vessels to Genco in 2011.  His annual base salary was $450,000 for 2011 and will remain the same for 2012.  Mr. Buchanan’s approved compensation package also included a cash bonus of $425,000 for performance in 2011 and 25,000 shares of restricted stock as equity incentive compensation for 2011.

John C. Wobensmith. The Compensation Committee recommended Mr. Wobensmith’s compensation based on his roles in arranging for amendments or waivers to the Company’s credit facilities in the past year, as well as serving as the Company’s representative to investors and lenders, roles which the Compensation Committee believes go beyond what is typically expected of a public company chief financial officer.  Mr. Wobensmith has responsibilities in addition to more traditional chief financial officer responsibilities, including being actively involved in all aspects of day-to-day operations, such as the effective management of our chartering strategy.  His annual base salary was $450,000 for 2011 and will remain the same for 2012.  Mr. Wobensmith’s approved compensation package also included a cash bonus of $950,000 for performance in 2011 and 75,000 shares of restricted stock as equity incentive compensation for 2011.

Baltic Trading Compensation

Peter C. Georgiopoulos.  In considering Mr. Georgiopoulos’ compensation, the Compensation Committee took into account that Mr. Georgiopoulos had received director fees of $35,000 and an award of 2,500 shares of restricted stock of Baltic Trading Limited for his service as a director and that Baltic Trading Limited’s Compensation Committee was proposing to award a year-end grant of 80,000 restricted shares of Baltic Trading Limited’s common stock.

John C. Wobensmith. In considering Mr. Wobensmith’s compensation, our Compensation Committee took into account that Baltic Trading Limited’s Compensation Committee was proposing to award a year-end grant of 25,000 restricted shares of Baltic Trading Limited’s common stock.

Severance Benefits

Employment Agreements.  On September 21, 2007, we entered into an employment agreement with Mr. Wobensmith for an initial two-year term which automatically extends for successive yearly terms unless either party gives notice of nonrenewal.  The agreement provides for a base salary of $300,000 during the term, which may be increased but not decreased.  The agreement also confirms Mr. Wobensmith’s eligibility to receive cash bonuses and awards under our 2005 Equity Incentive Plan or other successor plan in amounts that the Compensation Committee may determine. The general terms of Mr. Wobensmith’s employment agreement are described in greater detail under the heading “Executive Employment Agreement” on page 20.  Mr. Wobensmith’s employment agreement provides for payments upon termination of his employment under certain conditions, which are described under the heading “Potential Payments upon Termination or Change-in-Control—Executive Employment Agreement” on page 20.

We entered into this agreement with Mr. Wobensmith to enhance our retention of Mr. Wobensmith, particularly in the event of an actual or rumored change in control.  The provisions relating to a change in control serve to align his and our shareholders’ interests by enabling Mr. Wobensmith to consider corporate transactions that are in the best interests of shareholders and our other constituents without undue concern over whether the transactions may jeopardize his employment.   The change of control payments under Mr. Wobensmith’s employment agreement are subject to a “double trigger,” meaning that the payments are not awarded upon a change of control unless he terminates his employment for good reason or his employment is terminated without cause (other than for death or disability) within two years of a change of control.  The vesting of Mr. Wobensmith’s restricted stock, as with all restricted stock granted to directors, officers, and other employees to date, remains subject to a “single trigger” and thus vests immediately upon a change of control.  We believe this structure strikes a balance between providing appropriate performance incentives and our executive retention goals.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation to certain employees in excess of $1 million. So long as the Company qualifies for the exemption pursuant to Section 883 of the Internal Revenue Code of 1986, as amended, it is not subject to United States federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2011).   If the Company does not qualify for the Section 883 exemption, its shipping income derived from U.S. sources, or 50% of its gross shipping income attributable to transportation beginning or ending in the United States, would be subject to a 4% tax imposed without allowance for deductions. Further discussion of this exemption is provided in the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2011, under the heading “Risk Factors—Company Specific Risk Factors—We may have to pay tax on U.S. source income . . .”     Commencing in 2010, the Company became subject to United States federal income tax on certain non-shipping income derived from its Management Agreement with Baltic Trading Limited and its agency agreement with Maritime Equity Partners LLC.   However, the Company views the amount of compensation that would currently be subject to Section 162(m) not to be material.  For these reasons, the Company has not sought to structure its cash bonus plan or grants under its 2005 Equity Incentive Plan to qualify for exemption under Section 162(m). The Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.

Accounting for Stock-Based Compensation

The Company follows Accounting Standards Codification Topic 718, Stock Compensation, in accounting for nonvested stock issued under its 2005 Equity Incentive Plan.

Risk Assessment

The Compensation Committee is primarily responsible for overseeing the review and assessment of risks arising from the Company’s compensation policies and practices. The Company uses a number of approaches to mitigate excessive risk-taking, including significant weighting towards long-term incentive compensation and emphasizing qualitative goals in addition to quantitative metrics. Based on its review of the Company’s compensation policies and practices, the Compensation Committee determined that the risks arising from the Company’s compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any of Genco’s executive officers or members of Genco’s Board of Directors or compensation committee and any other company’s executive officers, Board of Directors or compensation committee.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:

Basil G. Mavroleon, Chairman
Nathaniel C.A. Kramer
Harry A. Perrin

The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Compensation Committee Report by reference therein.

Summary Compensation Table

The following table sets forth in summary form information concerning the compensation paid by us during the years ended December 31, 2011, December 31, 2010 and December 31, 2009, to our named executive officers:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus($) (d)	Stock Awards ($)(1) (e)	All Other Compensation ($) (i)	Total ($) (j)
Robert G. Buchanan President	2011 2010 2009	$450,000 $450,000 $400,000	$425,000 $700,000 $405,000	$159,750 $366,250 $335,850	$14,700(2) $14,700(2) $ —	$1,049,450 $1,530,950 $1,140,850

John C. Wobensmith Chief Financial Officer, Principal Accounting Officer, and Secretary	2011 2010 2009	$450,000 $450,000 $400,000	$950,000 $1,500,000 $900,000	$601,750 $2,877,000(3) $1,119,500	$14,700(2) $14,700(2) $14,700(2)	$2,016,450 $4,841,700 $2,434,200

Peter C. Georgiopoulos Chairman	2011 2010 2009	$ — $ — $ —	$ — $ — $ —	$1,068,300 $10,601,625(4) $62,325	$263,622(5)(6) $63,000(5)(6) $35,000(5)	$1,331,962 $10,664,625 $97,325

(1)
The amounts in column (e) reflect the aggregate grant date fair value of restricted stock awards pursuant to the Company’s 2005 Equity Incentive Plan or Baltic Trading Limited’s 2010 Equity Incentive Plan computed in accordance with FASB ASC Topic 718. The actual amount realized by the named executive will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.  Additional information regarding stock awards is provided in the Grants of Plan-Based Awards table below.

(2)	Represents payments made to the 401(k) Plan.

(3)
Includes a special grant of 108,000 restricted shares of Baltic Trading Limited’s common stock on March 10, 2010 in connection with such subsidiary’s initial public offering, having a grant date fair value of $1,512,000.

(4)
Includes a grant for the year ended December 31, 2009 of 75,000 restricted shares of the Company’s common stock on March 5, 2010 having a grant date fair value of $1,717,500, and a special grant of 358,000 restricted shares of Baltic Trading Limited’s common stock on March 10, 2010 in connection with Baltic Trading Limited’s initial public offering, having a grant date fair value of $5,012,000.

(5)
Includes fees for service on the Board of Directors of the Company at an annual rate of $35,000.  In 2011, this fee was prorated for the first seven months of the year, resulting in a payment of $20,329.  On August 1, 2011, Mr. Georgiopoulos began receiving a monthly fee for his services to the Company payable at an annual rate of $500,000.  The amount of this monthly fee for the last five months of 2011 totaled $208,333.

(6)	Includes fees for service on the Board of Directors of Baltic Trading Limited at an annual rate of $35,000. Such fees were prorated for length of service in 2010 and equaled $28,000 in such year.

The following table reflects awards of restricted stock under the Company’s 2005 Equity Incentive Plan or Baltic Trading Limited’s 2010 Equity Incentive Plan during the year ended December 31, 2011:

Grants of Plan-Based Awards
Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock (i)	Grant Date Fair Value of Stock Awards ($) (l)
Robert G. Buchanan	12/28/11	25,000(1)(5)(7)	$159,750
John C. Wobensmith	12/21/11 12/28/11	25,0000(2)(5)(7) 75,000(1)(5)(7)	$122,500 $479,250
Peter C. Georgiopoulos	5/12/11 5/12/11 12/21/11 12/28/11	2,500(3)(7) 2,500(4)(7) 80,000(2)(6)(7) 100,000(1)(6)(7)	$20,000 $17,300 $392,000 $639,000

(1)
Represents a grant of restricted shares of the Company’s common stock for the year ended December 31, 2011.  The restrictions applicable to the shares lapse in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.

(2)
Represents a grant of restricted shares of Baltic Trading Limited’s common stock for the year ended December 31, 2011.  The restrictions applicable to the shares lapse in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.

(3)
Represents a grant of restricted shares of the Company’s common stock made to directors of the Company generally.  The restrictions applicable to the shares lapse on the earlier of the date of the Company’s 2012 Annual Meeting of Shareholders, upon the occurrence of a change of control (as defined under our 2005 Equity Incentive Plan), or upon Mr. Georgiopoulos’ death or disability.

(4)
Represents a grant of restricted shares of Baltic Trading Limited’s common stock made to directors of Baltic Trading Limited generally.  The restrictions applicable to the shares lapse on the date of Baltic Trading Limited’s 2012 Annual Meeting of Shareholders, upon the occurrence of a change of control (as defined under Baltic Trading Limited’s 2010 Equity Incentive Plan), or upon Mr. Georgiopoulos’ death or disability.

(5)
Restrictions on these shares also lapse with respect to a pro rata percentage of the shares upon their death or disability or termination without cause between two vesting dates, and will lapse in full upon the occurrence of a change in control (as defined in the relevant issuer’s equity incentive plan).

(6)
Restrictions on these shares also lapse in full immediately upon the occurrence of a change of control (as defined under the relevant issuer’s equity incentive plan) or the termination of Mr. Georgiopoulos’ service as a director, employee or consultant unless Mr. Georgiopoulos voluntarily terminates his service or he is removed as a director for cause in accordance with the relevant issuer’s Amended and Restated By-Laws.

(7)
Recipients of restricted share grants will receive dividends thereon at the same rate as is paid to other holders of common stock but must repay dividends on any shares subject to forfeiture under the terms of such recipient’s grant agreement unless the Board of Directors of the relevant issuer waives the repayment requirement as to dividends on such shares.

The following table provides information on restricted stock awards under our 2005 Equity Incentive Plan or Baltic Trading’s 2010 Equity Incentive Plan that were not vested as of December 31, 2011:

Outstanding Equity Awards at Fiscal Year-End
Name (a)	Number of Shares of Stock That Have Not Vested (g)	Market Value of Shares of Stock that Have Not Vested ($) (6) (h)
Robert G. Buchanan	55,000(1)	$371,800
John C. Wobensmith Genco Baltic Trading Total	168,750(2) 124,750(3)	$1,140,750 $592,563 $1,733,313
Peter C. Georgiopoulos Genco Baltic Trading Total	425,000(4) 411,000(5)	$2,873,000 $1,952,250 $4,825,250

(1)
Represents the unvested portions of:  15,000 restricted shares of our common stock granted on December 24, 2008, which vest in four equal installments commencing on November 15, 2009 and on each of the first three anniversaries thereafter; 15,000 restricted shares of our common stock granted on December 27, 2009, which vest in four equal installments commencing on November 15, 2010 and on each of the first three anniversaries thereafter; and 25,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; and 25,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter. The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(2)
Represents the unvested portions of:  50,000 restricted shares of our common stock granted on December 24, 2008, which vest in four equal installments commencing on November 15, 2009 and on each of the first three anniversaries thereafter; 50,000 restricted shares of our common stock granted on December 27, 2009, which vest in four equal installments commencing on November 15, 2010 and on each of the first three anniversaries thereafter; 75,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; and 75,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.  The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(3)
Represents the unvested portions of:  108,000 restricted shares of Baltic Trading Limited’s common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011 and on each of the first three anniversaries thereafter; 25,000 restricted shares of Baltic Trading Limited’s common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; and 25,000 restricted shares of Baltic Trading Limited’s common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.

(4)
Represents the unvested portions of: 100,000 restricted shares of our common stock granted on January 10, 2008, which vest in ten equal installments commencing on November 15, 2008 and on each of the first nine anniversaries thereafter; 75,000 restricted shares of our common stock granted on December 24, 2008, which vest in ten equal installments commencing on November 15, 2009 and on each of the first nine anniversaries thereafter; 75,000 restricted shares of our common stock granted on March 5, 2010, which vest in ten equal installments commencing on November 15, 2010 and on each of the first nine anniversaries thereafter;  200,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 2,500 restricted shares of our common stock granted on May 12, 2011, which vest on the date of the Company’s 2012 Annual Meeting of Shareholders; and 100,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.   The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(5)
Represents the unvested portions of:  358,000 restricted shares of Baltic Trading Limited’s common stock granted on March 10, 2010, which vest in four equal installments commencing on March 15, 2011and on each of the first three anniversaries thereafter; 80,000 restricted shares of Baltic Trading Limited’s common stock granted on December 24, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 2,500 restricted shares of Baltic Trading Limited’s common stock granted on May 12, 2011, which vest on the date of Baltic Trading Limited’s 2012 Annual Meeting of Shareholders; and 80,000 restricted shares of Baltic Trading Limited’s common stock granted on December 21, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.

(6)
The value of the unvested stock awards of the Company equals the number of unvested shares of the Company’s common stock held multiplied by $6.76, the closing market price of the Company’s common stock on the NYSE on December 30, 2010. The value of the unvested stock awards of Baltic Trading Limited equals the number of unvested shares of Baltic Trading’s common stock held multiplied by $4.75, the closing market price of the Company’s common stock on the NYSE on December 30, 2010.  December 30, 2010 was the last trading date of the year ended December 31, 2010.

The following table provides information regarding the number of restricted stock awards that vested during the year ended December 31, 2011, all of which were awards of restricted shares of the Company’s or Baltic Trading’s common stock:

Stock Vested
Name (a)	Number of Shares Acquired on Vesting (d)	Value Realized on Vesting ($) (1) (e)
Robert G. Buchanan	17,500	$162,575
John C. Wobensmith Genco Baltic Trading Total	56,250 33,250	$522,563 $270,915 $793,478
Peter C. Georgiopoulos Genco Baltic Trading Total	77,500 112,000	$716,750 $916,040 $1,632,790

(1)
The value of the unvested stock awards that vested during the year ended December 31, 2011 equals the number of shares vested multiplied by the closing market price of the relevant issuer’s common stock on the NYSE on the vesting date of each grant.

Executive Employment Agreement

We entered into a letter agreement (the “Employment Agreement”) with John C. Wobensmith, our Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer, effective as of September 21, 2007, with a term continuing through September 20, 2009.  The Employment Agreement provides for automatic renewal for additional one year terms, unless either party terminates the Employment Agreement on at least 90 days’ notice.  The Employment Agreement provides for a base salary per annum of $300,000 as well as discretionary bonuses as determined by the Compensation Committee in its sole discretion.  Mr. Wobensmith will also be eligible to receive restricted stock and other equity grants from time to time pursuant to our 2005 Equity Incentive Plan, or any successor employee stock incentive or option plan.  We will pay for life insurance and long-term disability insurance for Mr. Wobensmith pursuant to the Employment Agreement at a cost of no more than $20,000 per annum.

Mr. Wobensmith’s Employment Agreement provides for certain payments and benefits upon termination of his employment.  For details, please see “Potential Payments upon Termination or Change-in-Control—Executive Employment Agreement” below.

Under his Employment Agreement, Mr. Wobensmith has agreed to protect our confidential information and not to solicit our employees for other employment for two years after termination.  He has also agreed not to engage in certain defined competitive activities described in the Employment Agreement for two years after the termination of his employment with us.  Certain provisions regarding competitive activities will not apply following a change of control or in the event of termination of Mr. Wobensmith by us without cause or by Mr. Wobensmith for good reason. For purposes of the Employment Agreement, change of control is defined generally as the acquisition of beneficial ownership of 30% or more of the voting power of the Company within a 12-month period or of more than 50% of such aggregate voting power or the value of our capital stock by any person or group other than Peter C. Georgiopoulos or Oaktree Capital Management, L.P., formerly Oaktree Capital Management, LLC, and its related entities; the sale of all or substantially all of our assets within a 12-month period; any merger or similar transaction in which holders of our voting stock immediately prior to such transaction do not hold at least 50% of the voting stock of the surviving entity; or a majority of the members of our Board of Directors being replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of our Board of Directors before the date of such appointment or election.

Potential Payments upon Termination or Change-in-Control

Executive Employment Agreement

Mr. Wobensmith’s Employment Agreement calls for him to receive payments under certain circumstances following a termination of his employment.  If Mr. Wobensmith is terminated without cause or resigns for good reason, we will pay him a pro rata bonus for the year of termination, plus a lump sum equal to double the average of his prior three years’ annual incentive awards, plus double his annualized base salary, and provide medical, dental, long-term disability, and life insurance benefit plan coverage for him and his eligible dependents for a period of two years  If a termination without cause or resignation for good reason occurs within two years of a change in control, the amounts that are doubled above become tripled, and the coverage period of two years becomes three years.  Mr. Wobensmith’s annual incentive award for a given year is his cash bonus earned for that year and, if a termination without cause or resignation for good reason occurs within two years of a change in control, the grant date value of any equity awards granted for such year.

If a payment to Mr. Wobensmith under the Employment Agreement or otherwise after a change of control causes him to owe excise tax under Section 4999 of the Internal Revenue Code, we will fund the amount of this tax on such that after payment of the excise tax and any related taxes and penalties, Mr. Wobensmith retains the full amount of the payment that gave rise to the excise tax liability.

In the event of termination of Mr. Wobensmith’s employment due to his death or disability, we will pay him, or his estate, a pro rata bonus for the year of termination and one year’s salary and, in the case of disability, to provide medical coverage for him and his eligible dependents for a period of one year.

The table below sets forth the payments and other benefits that would be provided to Mr. Wobensmith upon termination of his employment by us without cause or by him for good reason under the following sets of circumstances as described more fully above: change of control, no change of control, and death or disability. In each set of circumstances, we have assumed a termination as of the end of the day on December 31, 2011 and used the closing market price of our common stock on December 30, 2011 of $6.76 per share for purposes of the calculations for the table below:

	Termination by Executive for Good Reason or by Company without Cause		Death or Disability
	Change of Control (1)	No Change of Control
Cash Severance Payment Genco Baltic Trading Total	$12,283,417 $22,725 $12,306,142	$3,350,000 — $3,350,000	$450,000 — $450,000
Estimated Present Value of Continued Benefits Following Termination (2)	$184,289	$113,221	$56,808

(1)
Includes for the Company and represents for Baltic Trading the funding of the excise tax under Section 280G of the Internal Revenue Code as described above on severance payments made and on the value of restricted stock subject to accelerated vesting. See “Potential Payments upon Termination or Change-in-Control—Executive Employment Agreement” above and “— Accelerated Vesting of Restricted Stock” below.

(2)
Mr. Wobensmith and his dependents are entitled to medical, dental and certain other insurance coverage substantially identical to the coverage in place prior to termination.  This benefit period is two years if we terminate Mr. Wobensmith’s employment without cause or if he terminates his employment with good reason, three years if such a termination occurs within two years following a change in control, or twelve months in the event of his death or disability.  The amounts presented for termination for good reason or without cause assume a discount rate of 6% per annum and annual cost increases of 5% for health insurance.  The amounts presented for death or disability assume circumstances which would provide the maximum benefit (i.e., disability of the executive).

Accelerated Vesting of Restricted Stock

Under the terms of Mr. Buchanan’s and Mr. Wobensmith’s restricted stock grant agreements  with the Company or Baltic Trading Limited, all shares of restricted stock vest in full automatically upon the occurrence of a change of control (as defined under the relevant issuer’s equity incentive plan).  In addition, if Mr. Buchanan’s or Mr. Wobensmith’s service is terminated by the relevant issuer without cause, (as defined in the relevant issuer’s equity incentive plan, the restrictions lapse as to a pro rata percentage of the shares, calculated monthly, that would otherwise vest at the next anniversary of the grant date, except for Mr. Wobensmith’s Baltic Trading Limited shares, which vest in full.   Also, if Mr. Buchanan’s or Mr. Wobensmith’s service is terminated by the relevant issuer by reason of his death or disability (each as defined under our the relevant issuer’s equity incentive plan), the restrictions lapse as to a pro rata percentage of the shares, calculated monthly, that would otherwise vest at the next anniversary of the grant date.   For purposes of these agreements, “service” means a continuous time period during which recipient of a restricted stock grant is at least one of the following:  an employee or a director of, or a consultant to, the Company (or, in the case of Baltic Trading Limited, to the Company or Baltic Trading Limited).

Under the terms of the restricted stock grant agreements between the Company or Baltic Trading Limited and Mr. Georgiopoulos for the grants of 2,500 restricted shares that were awarded to directors generally, all shares of restricted stock vest in full automatically upon a change of control (as defined under the relevant issuer’s equity incentive plan) or upon Mr. Georgiopoulos’ death or disability.  Under the terms of the other restricted stock grant agreements between the Company and Mr. Georgiopoulos, all shares of restricted stock vest in full immediately upon the occurrence of a change of control (as defined under our the relevant issuer’s equity incentive plan) or the termination of Mr. Georgiopoulos’ service as a director, employee or consultant unless Mr. Georgiopoulos voluntarily terminates his service or he is removed as a director for cause in accordance with the relevant issuer’s Amended and Restated By-Laws.  In addition, under the terms of such other restricted stock grant agreements, if a payment, benefit, or distribution after a change in control causes him to owe excise tax under Section 4999 of the Internal Revenue Code, we will fund the amount of this tax such that after payment of the excise tax and any related taxes and penalties, Mr. Georgiopoulos retains the full amount of the payment, benefit or distribution that gave rise to the excise tax liability.

The table below sets forth the vesting of restricted stock that the named executive officers would receive upon termination of their service to the Company under the following sets of circumstances:  change of control, termination without cause, and death or disability.   In each set of circumstances, we have assumed a termination as of the end of the day on December 31, 2011 and used the closing market price of the Company’s common stock on December 30, 2011 of $6.76 per share and the closing market price of Baltic Trading’s common stock on December 30, 2011 of $4.75 per share for purposes of the calculations for the table below:

Name	Value of Restricted Stock Subject to Accelerated Vesting ($)
	Change of Control	Termination without Cause	Death or Disability
Robert G. Buchanan	$371,800	$7,754	$7,754
John C. Wobensmith Genco Baltic Trading Total	$1,140,750 $592,563 $1,733,313	$24,654 $592,563 $617,209	$24,654 $98,662 $128,750
Peter C. Georgiopoulos Genco Baltic Trading Total	$2,873,000(1) $1,952,250(1) $4,813,375(1)	$2,856,100 $1,940,375 $4,784,600	$2,873,000 $1,952,250 $4,813,375

(1)
In addition, the amount required to fund the excise tax to which Mr. Georgiopoulos would be subject under Section 280G of the Internal Revenue Code as described above on the value of restricted stock subject to accelerated vesting would be $385,377 for the Company.

Director Compensation

For fiscal year 2011, each director of the Company or Baltic Trading Limited other than Mr. Georgiopoulos received an annual fee of $35,000, a fee of $20,000 for an Audit Committee assignment, $15,000 for a Compensation Committee assignment and $7,500 for a Nominating and Corporate Governance Committee assignment.   As described above, Mr. Georgiopoulos received a director’s fee at an annual rate of $35,000 for the first seven months of 2011 and a monthly fee for his services at an annual rate of $500,000 commencing August 1, 2011.  Three of our directors, Peter C. Georgiopoulos, Basil G. Mavroleon, and Harry A. Perrin, are also directors of Baltic Trading Limited.  Also, Peter C. Georgiopoulos, Nathaniel C.A. Kramer, Basil G. Mavroleon, Rear Admiral Robert C. North, USCG (ret.), Harry A. Perrin, and Mark F. Polzin, as members of the Board, were each granted 2,500 restricted shares of the Company’s common stock, with restrictions on all such shares to lapse on the date of the Company’s 2012 Annual Meeting of Shareholders.  In addition, Peter C. Georgiopoulos, Basil G. Mavroleon, and Harry A. Perrin, as members of the Board of Baltic Trading Limited, were each granted 2,500 restricted shares of the Company’s common stock, with restrictions on all such shares to lapse on the date of Baltic Trading Limited’s 2012 Annual Meeting of Shareholders.  Restrictions on such shares will lapse in full automatically upon the occurrence of a change of control (as defined under the relevant issuer’s equity incentive plan) or upon such director’s death or disability.  We and Baltic Trading reimburse our respective directors for all reasonable expenses incurred by them in connection with serving on our board of directors.  The following table summarizes compensation earned by directors other than Mr. Georgiopoulos for the year ended December 31, 2011:

Name of Director (a)	Fees Earned or Paid in Cash ($) (1) (b)	Stock Awards ($) (2) (c)	All Other Compensation ($) (g)	Total ($) (h)
Nathaniel C.A. Kramer	$70,000	$20,000	—	$90,000
Basil G. Mavroleon Genco Baltic Trading Total	$57,500 $57,500 $115,000	$20,000 $17,300 $37,300	— — —	$77,500 $74,800 $152,300
Rear Admiral Robert C. North, USCG (ret.)	$42,500	$20,000	—	$62,500

Harry A. Perrin Genco Baltic Trading Total	$70,000 $62,500 $132,500	$20,000 $17,300 $37,300	— — —	$90,000 $79,800 $169,800
Mark F. Polzin	$62,500	$20,000	—	$82,500
Stephen A. Kaplan	—	—	—	—

(1)
Directors received an annual fee of $35,000, a fee of $20,000 for an Audit Committee assignment, $15,000 for a Compensation Committee assignment and $7,500 for a Nominating and Corporate Governance Committee assignment.

(2)
The amounts in column (c) reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. The actual amount realized by the director will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.

For fiscal year 2012, the amounts of the annual fee for each director and fees for committee assignments will remain the same as in fiscal year 2011.  We also expect to make annual restricted stock grants to each director of the Company other than Mr. Kaplan for 2012 of 2,500 shares each, and Baltic Trading Limited expects to make annual restricted stock grants to each of its directors for 2012 of 2,500 shares each.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as provided under the applicable listing standards of the NYSE. The Committee operates pursuant to a Charter.  As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, monitoring the effectiveness of the Company’s internal controls, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

The Committee met with the Company’s independent auditors to review and discuss the overall scope and plans for the audit of the Company’s consolidated financial statements for the year ended December 31, 2011. The Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements and the overall quality of the Company’s financial reporting. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  Finally, the Committee has received written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect.  The Committee has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the field of auditing or accounting, including in respect of auditor independence.  Members of the Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the Committee’s receipt and review of the various materials and assurances described above and its discussions with management and independent auditors, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 22, 2012.

Submitted by the Audit Committee of the Board of Directors:

Harry A. Perrin, Chairman
Nathaniel C.A. Kramer
Mark F. Polzin

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Genco’s voting common stock as of March 19, 2012 of:

•	each person, group or entity known to Genco to beneficially own more than 5% of our stock;
•	each of our directors;
•	each of our Named Executive Officers; and
•	all of our directors and executive officers as a group.

As of March 19, 2012, a total of 43,807,598 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock

Name and Address of Beneficial Owner (1)	Amount of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding

Peter C. Georgiopoulos	4,595,316	(3)	10.49%
Robert Gerald Buchanan	111,928	(4)	*
John C. Wobensmith	279,594	(5)	*
Rear Admiral Robert C. North, USCG (ret.)	14,900	(6)	*
Basil G. Mavroleon	14,900	(6)	*
Nathaniel C.A. Kramer	14,900	(6)	*
Mark F. Polzin	16,700	(6)	*
Harry A. Perrin	14,900	(6)	*
Stephen A. Kaplan (2)	1,512,532	(7)	3.45%
OCM Fleet Acquisition LLC (2)	1,512,532	(8)	3.45%
Nevada Capital Corporation Limited	6,000,000	(9)	13.70%
Dimensional Fund Advisors LP	2,339,114	(10)	5.34%
All Directors and executive officers as a group (9 persons)	6,575,670	(7)	15.01%

*	Less than 1% of the outstanding shares of common stock.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is c/o Genco Shipping & Trading Limited, 299 Park Avenue, 12th Floor, New York, NY 10171.

(2)	Each of Mr. Kaplan’s and OCM Fleet Acquisition LLC’s address is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(3)
Includes 100,000 restricted shares of our common stock granted on January 10, 2008, which vest in ten equal installments commencing on November 15, 2008 and on each of the first nine anniversaries thereafter; 75,000 restricted shares of our common stock granted on December 24, 2008, which vest in ten equal installments commencing on November 15, 2009 and on each of the first nine anniversaries thereafter; 75,000 restricted shares of our common stock granted on March 5, 2010, which vest in ten equal installments commencing on November 15, 2010 and on each of the first nine anniversaries thereafter;  200,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; 2,500 restricted shares of our common stock granted on May 12, 2011, which vest on the date of the Company’s 2012 Annual Meeting of Shareholders; and 100,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter.   The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.  Three million six hundred fifty-one six hundred ten (3,651,610) shares of Mr. Georgiopoulos’ common stock are pledged as security for personal bank loans.  In addition, this includes 443,606 shares of common stock owned by Fleet Acquisition LLC, which may be deemed beneficially owned by Mr. Georgiopoulos by virtue of his membership on the Management Committee of Fleet Acquisition LLC.  Mr. Georgiopoulos disclaims beneficial ownership of the securities owned by Fleet Acquisition LLC except to the extent of his pecuniary interest therein.

(4)
Includes 15,000 restricted shares of our common stock granted on December 24, 2008, which vest in four equal installments commencing on November 15, 2009 and on each of the first three anniversaries thereafter; 15,000 restricted shares of our common stock granted on December 27, 2009, which vest in four equal installments commencing on November 15, 2010 and on each of the first three anniversaries thereafter; and 25,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; and 25,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter. The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.

(5)
Includes 50,000 restricted shares of our common stock granted on December 24, 2008, which vest in four equal installments commencing on November 15, 2009 and on each of the first three anniversaries thereafter; 50,000 restricted shares of our common stock granted on December 27, 2009, which vest in four equal installments commencing on November 15, 2010 and on each of the first three anniversaries thereafter; 75,000 restricted shares of our common stock granted on December 21, 2010, which vest in four equal installments commencing on November 15, 2011 and on each of the first three anniversaries thereafter; and 75,000 restricted shares of our common stock granted on December 28, 2011, which vest in four equal installments commencing on November 15, 2012 and on each of the first three anniversaries thereafter. The foregoing grants are subject to accelerated vesting under certain circumstances set forth in the relevant grant agreement.  Seventy-eight thousand two hundred nineteen (78,219) shares of Mr. Wobensmith’s common stock are pledged as security for personal bank loans.

(6)
Includes 2,500 restricted shares of our common stock granted on May 12, 2011 which vest on the earlier of the occurrence of a change in control (as defined in the Company’s 2005 Equity Incentive Plan) or the date of the Company’s 2012 Annual Meeting of Shareholders.

(7)
Oaktree Capital Group Holdings GP, LLC (“Oaktree Group”) ultimately controls OCM Principal Opportunities Fund III, L.P. and OCM Principal Opportunities Fund IIIA, L.P., or the Oaktree funds.  Oaktree Group is a limited liability company managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, D. Richard Masson, Larry W. Keele, Stephen A. Kaplan (who is a director of the Company), John B. Frank, David Kirchheimer and Kevin L. Clayton.  Oaktree Group and each such person disclaim beneficial ownership of the shares listed except to the extent of its pecuniary interest in them. The Oaktree funds, of which Mr. Kaplan serves as a portfolio manager, own OCM Fleet Acquisition LLC, which in turn owns a nominal equity interest in Fleet Acquisition LLC.  OCM Fleet Acquisition LLC may be deemed to be affiliated with Oaktree Group by reason of the relationship of the Oaktree funds with Oaktree Group.  To the extent Mr. Kaplan participates in the process to vote or dispose of shares held by OCM Fleet Acquisition LLC, he may be deemed under certain circumstances to beneficially own those shares for purposes of Section 13 of the Securities Exchange Act of 1934. However, Mr. Kaplan disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(8)
On March 10, 2008, Fleet Acquisition LLC distributed 2,512,532 shares of the Company’s common stock to OCM Fleet Acquisition LLC, as a member thereof, pursuant to an agreement among Fleet Acquisition LLC’s members.

(9)
Information is based on a Schedule 13G filed by Nevada Capital Corporation Limited on October 19, 2011.  The Schedule 13G reports that Nevada Capital Corporation Limited has sole voting power and sole dispositive power over 6,000,000 shares of the Company’s common stock.  Nevada Capital Corporation Limited’s address is 20 Eglinton Avenue West, Suite 1900, Toronto ON, Canada M4R 1K8.

(10)
Information is based on a Schedule 13G filed by Dimensional Fund Advisors LP on February 14, 2012.  The Schedule 13G reports that Dimensional Fund Advisors LP has sole voting power over 2,296,463 shares and sole dispositive power over 2,339,114 shares of the Company’s common stock.  Dimensional Fund Advisors LP is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended.  All 2,339,114 shares are owned by four investment companies registered under the Investment Company Act of 1940 to which Dimensional Fund Advisors LP furnishes investment advice or by certain other commingled group trusts and separate accounts to which Dimensional Fund Advisors LP serves as investment manager.  Dimensional Fund Advisors LP disclaims beneficial ownership of such shares.  Dimensional Fund Advisors LP’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Fleet Acquisition LLC Registration Rights Agreement

We entered into a registration rights agreement on July 15, 2005, with Fleet Acquisition LLC, pursuant to which we granted it, its affiliates and certain of its transferees, the right, under specified circumstances and subject to specified restrictions, including restrictions included in the lock-up agreements to which Fleet Acquisition is a party, to require us to register under the Securities Act shares of our common stock held by it. Under the registration rights agreement, these persons have the right to request us to register the sale of shares held by them on their behalf and may require us to make available shelf registration statements that will permit sales of shares into the market from time to time over an extended period. In addition, these persons have the ability to exercise certain piggyback registration rights in connection with registered offerings requested by shareholders or initiated by us.  To date, Fleet Acquisition LLC has exercised its registration rights with respect to 5,906,291 shares of our common stock, which were sold on February 20, 2007 and September 26, 2007 in two secondary offerings under our shelf registration statement on Form S-3.  Fleet Acquisition LLC currently owns 443,606 shares entitled to these registration rights.

Transactions with General Maritime Corporation

In June 2006, the Company made an employee performing internal audit services available to General Maritime Corporation (“GMC”), where the Company’s Chairman, Peter C. Georgiopoulos, also serves as Chairman of the Board.  For the year ended December 31, 2011, the Company invoiced approximately $241,000 to GMC for the time associated with such internal audit services.  In addition, the Company incurred travel-related and miscellaneous expenditures during 2011 totaling approximately $179,000.  These travel-related expenditures are reimbursable to GMC or its service provider.  At December 31, 2011, approximately $114,000 was due GMC from the Company, of which approximately $90,000 was reserved for pursuant to GMC’s bankruptcy proceedings.

Transactions with Aegean Marine Petroleum Network, Inc.

In 2009 and 2010, the Company and Baltic Trading, respectively, entered into agreements with Aegean Marine Petroleum Network, Inc. (“Aegean”) to purchase lubricating oils for certain vessels in their fleets.  Peter C. Georgiopoulos is Chairman of the Board of Aegean.  During the year ended December 31, 2011, Aegean supplied lubricating oils to the Company's and Baltic Trading’s vessels aggregating approximately $1,908,000.  At December 31, 2011, approximately $408,000 remained outstanding to Aegean.

Transactions with Baltic Trading Limited

In connection with Baltic Trading’s initial public offering in 2010, Genco Investments LLC, a wholly owned subsidiary of the Company (“Genco Investments”), entered into a registration rights agreement with Baltic Trading pursuant to which Baltic Trading granted Genco Investments and its affiliates certain registration rights with respect to Baltic Trading’s common stock and Class B stock owned by them. Pursuant to the agreement, Genco Investments has the right, subject to certain terms and conditions, to require Baltic Trading, on up to three separate occasions following the first anniversary of its initial public offering, to register under the Securities Act of 1933, as amended (or the Securities Act), shares of Baltic Trading’s common stock, including common stock issuable upon conversion of Class B stock, held by Genco Investments and its affiliates for offer and sale to the public (including by way of underwritten public offering) and incidental or "piggyback" rights permitting participation in certain registrations of common stock by Baltic Trading.  Genco Investments currently owns 5,699,088 shares of Baltic Trading’s Class B stock.

In 2010, the Company entered into a Management Agreement with Baltic Trading Limited pursuant to which the Company provides Baltic Trading with commercial, technical, administrative and strategic services.  The Management Agreement is for an initial term of approximately 15 years and will automatically renew for additional five-year periods unless terminated in accordance with its terms.  Baltic Trading pays the Company for the services we provide it as well as reimburses the Company for our costs and expenses incurred in providing certain of these services.  Baltic Trading pays us a commercial services fee of 1.25% of gross charter revenues generated by each vessel; a technical services fee of $750 per ship per day, subject to increase based on the Consumer Price Index; and a sale & purchase fee equal to 1% of the gross purchase or sale price upon the consummation of any purchase or sale of a vessel by Baltic Trading.  For the year ended December 31, 2011, Baltic Trading incurred costs of $3,023,622 pursuant to the Management Agreement.  At December 31, 2011, the amount due to the Company from the Baltic Trading was $46,986 for such services.  Additionally, during the year ended December 31, 2011, the Company incurred costs of $90,693 on Baltic Trading’s behalf to be reimbursed to Genco pursuant to the Management Agreement.  At December 31, 2011, the amount due to the Company from Baltic Trading was $448, for such costs.  Upon consolidation with Baltic Trading, any management fee income earned is eliminated for financial reporting purposes.

Also in 2010, the Company entered into an Omnibus Agreement with Baltic Trading pursuant to which the Company has a right of first refusal with respect to business opportunities generally except with respect to certain spot charter opportunities, as to which Baltic Trading a right of first refusal.  So that the Company may comply with a provision in one of its existing credit facilities, the Omnibus Agreement further provides that Baltic Trading will not issue any shares of preferred stock without the Company’s prior written consent.

Transactions with MEP

In 2010, the Company entered into an agency agreement with Maritime Equity Partners LLC (“MEP”) pursuant to which the Company provides MEP with technical services for drybulk vessels.   These services include oversight of crew management, insurance, drydocking, ship operations and financial statement preparation, but do not include chartering services.  The services are provided for a fee of $750 per ship per day plus reimbursement of out-of-pocket costs and are being provided for an initial term of one year.  MEP has the right to cancel provision of services on 60 days’ notice with payment of a one-year termination fee or without a fee upon a Company change of control.  The Company may terminate provision of the services at any time on 60 days’ notice.  The Company’s Chairman, Peter C. Georgiopoulos, controls MEP and is a minority investor in MEP, while affiliates of Oaktree Capital Management, L.P., of which our director Stephen A. Kaplan is a principal, are majority investors in MEP.  For the year ended December 31, 2011, the Company invoiced approximately $3,364,000 to MEP for the foregoing services and transactions.  At December 31, 2011, approximately $7,000 was due to the Company from MEP.

Other Transactions

During 2011, the Company incurred legal services (primarily in connection with vessel acquisitions) aggregating approximately $54,000 from Constantine Georgiopoulos, the father of Peter C. Georgiopoulos, Chairman of the Board. At December 31, 2011, approximately $29,000 was outstanding to Constantine Georgiopoulos.

Also during 2011, the Company paid approximately $2,344 for the services of North Star Maritime, Inc. (“NSM”), a marine industry consulting firm owned and operated by Rear Admiral Robert C. North, one of our directors.  NSM specializes in international and domestic maritime safety, security and environmental protection issues.  No amounts were due to NSM at December 31, 2011.

Review and Approval of Transactions with Related Persons

In April 2007, our Board of Directors adopted a policy and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (generally, directors and executive officers, director nominees, shareholders owning five percent or greater of any class of the Company’s voting securities, immediate family members of the foregoing).  The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest) and will be applied to any such transactions proposed after its adoption.

Related person transactions must be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company.  In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the related person’s interest in the transaction; (ii) the approximate dollar value of the amount involved in the transaction; (iii) the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss; (iv) the Company’s business rationale for entering into the transaction; (v) the alternatives to entering into a related person transaction; (vi) whether the transaction is on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (vii) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; (viii) the overall fairness of the transaction to the Company; and (ix) any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.  If a director is involved in the transaction, he or she will not cast a vote regarding the transaction.

PROPOSAL NO. 2

APPROVAL OF GENCO’S 2012 EQUITY INCENTIVE PLAN

The Board has approved Genco’s 2012 Equity Incentive Plan (the “2012 Plan”) to enhance the profitability and value of the Company for the benefit of its shareholders.  The 2012 Plan is the successor to our 2005 Equity Incentive Plan (the “2005 Plan”).

The 2012 Plan will enable the Company to offer eligible employees, consultants and directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders. The Board’s adoption of the 2012 Plan, including the material terms of the performance goals under the 2012 Plan, is subject to the approval of the Company’s shareholders.

Why You Should Vote for the 2012 Plan

Equity Incentive Awards Are an Important Part of Our Compensation Philosophy

The 2012 Plan is critical to the Company’s ongoing effort to build shareholder value. As discussed in the section entitled Compensation Discussion and Analysis, equity incentive awards are central to the Company’s compensation program. The Compensation Committee and the Board believe that the Company’s ability to grant equity incentive awards to new and existing employees has helped us attract, retain, and motivate key talent.

Further, the 2012 Plan will allow the Company to utilize a broad array of equity incentives in order to secure and retain the services of the Company’s employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success.  Although currently the Company primarily utilizes restricted stock as the vehicle for equity incentives, the 2012 Plan (as well as the 2005 Plan) enables the Company to consider alternative equity incentive vehicles, as appropriate.

Our 2005 Plan is Substantially Depleted

Grants of equity awards to the Company’s employees, consultants, executive officers and directors are currently made from our 2005 Plan.  There are 325,600 shares remaining for grant under the 2005 Plan to issue regular equity grants to our employees, consultants, executive officers and directors. From time to time shares again become available under our 2005 Plan if outstanding awards are forfeited due to an employee’s termination of employment.  However, we cannot predict when or how many shares will become available. Although we could increase cash compensation as an alternative to equity incentives, we anticipate that we will have difficultly attracting, retaining, and motivating our employees, consultants, executive officers and directors if we are unable to make equity grants.  We believe that equity awards are a more effective executive compensation vehicle than cash because equity delivers high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our shareholders to approve the 2012 Plan.

The 2012 Plan Combines Compensation and Governance Best Practices

The 2012 Plan is the successor to the 2005 Plan. The 2012 Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•
Continued broad-based eligibility for equity awards. We grant restricted stock to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.

•
Shareholder approval is required for additional shares. The 2012 Plan does not contain an annual or other “evergreen” provision.  The initial number of shares is fixed and shareholder approval is required to increase the number of shares available for issuance under the 2012 Plan.

Description of the 2012 Equity Incentive Plan

The material features of the 2012 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2012 Plan. Shareholders are urged to read the actual text of the 2012 Plan in its entirety, which is filed with this Proxy Statement as Annex A.

Awards Under the Plan

The 2012 Plan provides for the grant of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and (g) unrestricted stock.  The term “award” refers to any of the preceding.

Administration

The 2012 Plan is administered by the Compensation Committee of the Board, or any other committee that the Board designates (the “Committee”).  It is intended that the Committee will be comprised of individuals who are not employees of the Company and who qualify as a “non-employee directors” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).  However, no award will be invalidated if the Committee is not comprised solely of such individuals.  The Board may act as the Committee.  Subject to the terms of the 2012 Plan, the Board or the Committee, as applicable, will determine recipients, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability, vesting and exercise price.

Shares Available for Awards

Awards may be granted with respect to an aggregate of 3,000,000 shares of common stock.  These shares may be either authorized and unissued shares of common stock, shares of common stock held in Company’s treasury or shares of common stock acquired by the Company for the purposes of the Plan. In general, if awards under the 2012 Plan are cancelled, expire or terminate unexercised for any reason, the shares subject to such awards will be available again for the grant of awards under the 2012 Plan. The number of shares of common stock available for awards under the 2012 Plan will be reduced by the total number of stock options or stock appreciation rights exercised  (regardless of whether the shares of common stock underlying such awards are not actually issued as the result of net settlement).

No individual may be granted awards under the 2012 Plan during any one calendar year with respect to more than 600,000 shares of common stock.  Stock options and stock appreciation rights granted and subsequently cancelled or deemed to be canceled in the same calendar year count against this individual annual limit for that year even after their cancellation.

Eligibility

The persons eligible to receive awards under the 2012 Plan are those officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, “key persons”) as the Committee in its sole discretion shall select. The Committee may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the 2012 Plan.  No incentive stock option may be granted under the 2012 Plan to a person who is not an employee of the Company on the date of grant.

Grant Certificates

Each award granted under the 2012 Plan (except an award of unrestricted stock) shall be evidenced by a written certificate (the “Grant Certificate”), which shall contain such provisions as the Committee may, in its sole discretion, deem necessary or desirable.

Stock Options

The Committee may grant incentive stock options and nonqualified stock options to purchase shares of common stock to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms as the Committee shall determine in its sole discretion, subject to the provisions of the 2012 Plan.  The term of each option may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% shareholder). No incentive stock option may have an exercise price less than the par value of a share of common stock (or, in the case of an incentive stock option granted to a 10% shareholder, 110% of fair market value of a share of common stock on the date of grant).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of common stock having a fair market value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the 2012 Plan, as the Committee may from time to time prescribe.

Stock Appreciation Rights

Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the 2012 Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised upon the happening of a specified event. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the 2012 Plan. A stock appreciation right granted in connection with a stock option may be granted at or after the time of grant of such option.

Dividend Equivalent Rights

The Committee may, in its sole discretion, include in any Grant Certificate with respect to an option or stock appreciation right, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of common stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Grant Certificate, the Committee shall determine whether such payments shall be made in cash or in shares of common stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Committee shall deem appropriate.

Restricted Stock

The Committee may grant restricted shares of common stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the 2012 Plan. Restricted stock awards may be made independently of or in connection with any other award under the 2012 Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a restricted stock agreement in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Committee and in accordance with the Marshall Islands Business Corporations Act.

Restricted Stock Units

A restricted stock unit entitles the grantee to receive a share of stock, or in the sole discretion of the Committee, the value of a share of stock, on the date that the restricted stock unit vests. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. The Committee may, at the time that restricted stock units are granted, impose additional conditions to vesting. Unvested restricted stock units are automatically and immediately forfeited upon a grantee’s termination of employment for any reason. The grantee of a restricted stock unit will have the rights of a shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

Unrestricted Stock

The Committee may grant (or sell at a purchase price at least equal to par value) shares of common stock free of restrictions under the 2012 Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

Certain Corporate Changes

The 2012 Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Common Stock available to be delivered under the 2012 Plan, the maximum annual limit, the number of shares subject to awards, and the exercise prices of certain awards. The 2012 Plan also provides for the adjustment or termination of awards upon the occurrence of certain corporate events.

Plan Amendments

Our Board will have the authority to time suspend, discontinue, revise or amend the 2012 Plan. However, in general, no amendment of the 2012 Plan may materially impair any rights or materially increase any obligations under awards already granted to a participant unless agreed to by the affected grantee. We will obtain shareholder approval of any amendment to the 2012 Plan if required by applicable law or stock exchange rules.

Plan Termination

Unless sooner terminated by the Board, the ability to grant incentive stock options under the 2012 Plan will automatically terminate on March 27, 2022.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of Awards under the 2012 Plan based on present U.S. federal tax laws.  Federal tax laws may change from time to time and any legislation that may be enacted in the future may significantly affect the U.S. federal income tax consequences described below.

The Company believes that, pursuant to section 883 of the Code, its shipping income is not subject to U.S. federal income taxes and that it does not have any other material amounts of taxable income.  Therefore, it does not anticipate being subject to any material amount of U.S. federal income taxes.  The following discussion of tax consequences to the Company only will be relevant in the event that the Company were to become subject to U.S. federal income taxes.

Non-Qualified Options.  The grant of a non-qualified option will not result in taxable income to the grantee.  Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the stock acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction for such excess.  Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the grantee.  The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code).  However, the excess of the fair market value of the stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the grantee does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the grantee, then upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain, and the Company will not be entitled to a corresponding deduction.  A capital loss will be recognized to the extent that the amount realized is less than the exercise price.  If the foregoing holding period requirements are not met, the disposition of the stock will generally be a “disqualifying disposition,” and the grantee will generally realize ordinary income at the time of the disposition of such stock, in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price.  If the amount realized exceeds the value of the stock on the date of exercise, any additional amount will be capital gain.  If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the stock.  The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

Stock Appreciation Rights.  The grant of a stock appreciation right will not result in taxable income to the grantee.  Upon exercise of a stock appreciation right, the fair market value of Stock received will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction.  Gains and losses realized by the grantee upon the subsequent disposition of any such stock will be treated as capital gains and losses, with the basis in such stock equal to the fair market value of the stock at the time of exercise.

            Restricted Stock.  The grantee of restricted stock will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for U.S. federal income tax purposes.  Upon the vesting of restricted stock, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction for such amounts.  Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.  Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction.  A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award (and to have the applicable capital gain holding period commence as of that date) and the Company will be entitled to a corresponding deduction for such income.

Restricted Stock Units.  The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction.  Upon the vesting of the restricted stock unit, the grantee will have ordinary income equal to the amount of cash received and the then fair market value of the shares received and the Company will then be entitled to a corresponding deduction for such income.  Gains and losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, and the basis of such shares will be equal to the fair market value of such shares at the time of vesting.

Unrestricted Stock.  The grant of unrestricted stock will result in the ordinary income for the recipient at the time of grant in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the grantee upon the subsequent disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.

Dividend Equivalent Rights.  The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for the Company.  When any amount is paid or distributed to a recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and the Company will be entitled to a corresponding deduction.

Withholding of Taxes.  The Company may withhold amounts from grantees to satisfy withholding tax requirements.  Subject to guidelines established by the Committee, grantees may have stock withheld from Awards or may tender stock to the Company to satisfy tax withholding requirements.

$1 Million Limit.  Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its three other most highly compensated executive officers other than the chief executive officer and chief financial officer.  Compensation that qualifies as “performance-based compensation” is not subject to the $1 million limit.  As described above, the Company believes the amount of compensation that would currently be subject to Section 162(m) not to be material and thus the Company has not sought to structure its grants under the Plan to qualify for exemption under Section 162(m). The Compensation Committee intends to consider Section 162(m) in the future based on the amount of executive income and other factors.

Section 409A.  Section 409A of the Code imposes certain restrictions on deferred compensation.  If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax.  The Plan is intended to comply with the requirements of Code Section 409A.

Change In Control.  Any acceleration of the vesting or payment of awards under the 2012 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

Tax Advice.  The preceding discussion is based on current provisions of the Code, current and proposed Regulations, and administrative and judicial interpretations of the Code, all as currently in effect as of the date hereof, and which are subject to change, possibly with retroactive effect.  In addition, this discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan.  A grantee may also be subject to state, local, and foreign taxes in connection with the grant of Awards under the Plan.

New Plan Benefits

Our Board and Compensation Committee have not made any determination with respect to future awards under the 2012 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2012 Plan. Because awards under the Plan are subject to the discretion of the Compensation Committee, awards and benefits under the 2012 Plan for the current or any future year are not determinable. Future option exercise prices under the 2012 Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. No incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, unrestricted stock or other awards have yet been made under the 2012 Plan.

In fiscal 2011, our named executives received restricted stock grants under the 2005 Plan as set forth in this Proxy Statement in the table entitled “Grants of Plan-Based Awards in 2011” under the caption “Executive Compensation – Compensation Discussion and Analysis.” In fiscal 2011, our non-employee directors received restricted stock grants under the 2005 Plan as set forth under the heading “Non-Employee Director Compensation.”

The 2012 Plan became effective on March 27, 2012, when it was approved by the Board.  However, the 2012 Plan is subject to shareholder approval and if any awards were granted under the 2012 Plan, those awards would be void if the 2012 Plan was not approved by our shareholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011 regarding the number of shares of the Company’s common stock that may be issued under the 2005 Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and Rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	—	$—	325,600
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	325,600

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has selected the firm of Deloitte & Touche LLP as Genco’s independent auditors to audit the financial statements of Genco for the fiscal year ending December 31, 2012 and recommends that shareholders vote for ratification of this appointment. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

If the shareholders fail to ratify the selection, our Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Genco and its shareholders.

Fees to Independent Auditors for Fiscal 2011 and 2010

The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for fiscal 2011 and fiscal 2010 and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for fiscal 2011 and fiscal 2010.

Type of Fees	2011 ($ in thousands)	2010 ($ in thousands)

Audit Fees	$520	$813

Audit-Related Fees	$111	$182

Tax Fees	$0	$0

All Other Fees	$0	$0

Total	$631	$995

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid to the auditor for the audit of the Company’s annual financial statements included in its Form 10-K and review of financial statements included in its Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.  “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include services associated with primary and secondary offerings of our common stock in the past two fiscal years and other matters related to our periodic public filings; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for any amount or type of service within four categories:  audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS GENCO’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the 2013 Annual Meeting of Shareholders must be received by Genco at its offices in New York, New York, addressed to the Secretary, not later than November 30, 2012, if the proposal is submitted for inclusion in Genco’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Act of 1934, or not earlier than November 18, 2012 and not later than December 18, 2012 if the proposal is submitted pursuant to Genco’s By-Laws.  Such proposals must comply with Genco’s By-Laws and the requirements of Regulation 14A of the 1934 Act.

In addition, Rule 14a-4 of the 1934 Act governs Genco’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to Genco’s 2013 Annual Meeting of Shareholders, if Genco is not provided notice of a shareholder proposal on or after November 18, 2011, but not later than December 18, 2011, Genco will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the 1934 Act and the rules thereunder, Genco’s executive officers and directors and persons who own more than 10% of a registered class of Genco’s equity securities, or 10% holders, are required to file with the Securities and Exchange Commission reports of their ownership of, and transactions in, Genco’s common stock. Based solely on a review of copies of such reports furnished to Genco, and written representations that no reports were required, Genco believes that during the fiscal year ended December 31, 2011 its executive officers, directors, and 10% holders complied with the Section 16(a) requirements except that Nevada Capital Corporation Limited, did not file a Form 4 as a 10% holder, although it has reported holdings on Schedule 13G.

ANNUAL REPORT ON FORM 10-K

Genco will provide without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2012 (without the exhibits attached thereto) to any person who was a holder of Genco common stock on the Record Date. Requests for the Annual Report on Form 10-K should be made in writing, should state that the requesting person held Genco common stock on the Record Date and should be submitted to John C. Wobensmith, Chief Financial Officer, Principal Accounting Officer and Secretary of Genco, at 299 Park Avenue (12th Floor), New York, New York 10171.

CHARITABLE CONTRIBUTIONS

During fiscal years 2009, 2010 and 2011, the Company did not make any contributions, to any charitable organization in which an independent director served as an executive officer, which exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

OTHER MATTERS

At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer, Principal
Accounting Officer and Secretary

Dated:  March 29, 2012

Annex A

GENCO SHIPPING & TRADING LIMITED
2012 EQUITY INCENTIVE PLAN

ARTICLE I
General

1.1	Purpose

The Genco Shipping & Trading Limited 2012 Equity Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Genco Shipping & Trading Limited (the “Company”) depends, with incentives to: (a) enter into and remain in the service of the Company (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2	Administration

(a)   Administration by Board of Directors.  The Plan shall be administered by the Company’s Board of Directors (the “Board of Directors” or “Board”).  The term “Administrator” shall refer to the Board or any committee or person to whom the Board has delegated its authority pursuant to Section 1.2(c) hereof.  The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(b)   Administrator Action.  Actions of the Administrator shall be taken by the vote of a majority of its members.  Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

(c)   Deemed Delegation to Committee.  To the extent permitted by law and except when the Company’s Board of Directors elects to act as the Administrator or to delegate its responsibilities and powers to another person or persons, the Board of Directors shall be deemed to have delegated its all of its responsibilities and powers under the Plan, other than the authority to amend or terminate the Plan, to the Compensation Committee of the Board of Directors or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”).  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.  While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  For purposes of the foregoing, a “Qualified Member” is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”).

(d)   Determinations Final.  The Administrator shall act in its sole discretion with respect to all matters relating to the Plan and any Award Agreement, and the determination of the Administrator on all such matters shall be final, binding and conclusive.

(e)   Limit on Administrator’s Liability.  Neither the Administrator nor any member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3	Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of and consultants to the Company, (collectively, “key persons”) as the Administrator shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.  The Administrator may from time to time, determine that any key person shall be ineligible to receive awards under the Plan.

1.4	Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock and (g) restricted stock units, all as more fully set forth in Article II.  The term “award” means any of the foregoing.  No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5	Shares Available for Awards

(a)   Subject to the provisions of Section 1.5(c), the aggregate number of shares of common stock of the Company (“Common Stock”) with respect to which awards may at any time be granted under the Plan are 3,000,000 shares of Common Stock.

(b)   Shares issued pursuant to the Plan may be authorized but unissued Common Stock.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)   Adjustment Upon Changes in Common Stock.  Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

(d)   Certain Shares to Become Available Again.  The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

(e)   Individual Limit.  Except for the limits set forth in this Section 1.5(e) and 2.2(i), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Administrator may make awards to any eligible person.  Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company during any one calendar year shall not exceed 600,000 shares.  Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.  The provisions of this Section 1.(e) shall not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) is not necessary.

1.6	Definitions of Certain Terms

(a)   The term “cause” in connection with a termination of employment for cause shall mean:

(i)	with respect to a member of the Board, cause shall consist of those acts or omissions that would constitute “cause” under the by-laws of the Company, as they may be amended from time to time;

(ii)
with respect to an employee or consultant, to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, or the in the case of a member of the Board, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement or document; and otherwise,

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(iii)	the grantee’s termination of employment by the Company or an affiliate on account of any one or more of the following:

(A)	any failure by the grantee substantially to perform the grantee’s employment or other duties;

(B)	any excessive unauthorized absenteeism by the grantee;

(C)	any refusal by the grantee to obey the lawful orders of the Board or any other person or Administrator to whom the grantee reports;

(D)	any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(E)	any act by the grantee that is inconsistent with the best interests of the Company;

(F)	the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;
(G)
the grantee’s unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company’s, or its affiliates’ confidential or proprietary information;

(H)	the grantee’s commission of any felony, or any other crime involving moral turpitude; and

(I)	the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause shall be made by the Administrator, which determination shall be final, binding and conclusive on all parties.  If, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Administrator may deem such grantee’s employment to have been terminated for cause.  A grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(b)   The term “Code” means the Internal Revenue Code of 1986, as amended.

(c)   The terms “employment” and “employed” shall be deemed to mean an employee’s employment with, or a consultant’s provision of services to, the Company, and each Board member’s service as a Board member.

(d)   The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange, as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day.  Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

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(e)   The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option.  Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(f)   A grantee shall be deemed to have terminated employment upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies (a “424 Corporation”); or (ii) the date the grantee ceases to be a Board member or the member of the board of directors of a 424 Corporation, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company or a 424 Corporation, the grantee shall be deemed to have a “termination of employment” upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above.  The Administrator may determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

ARTICLE II
Awards Under The Plan

2.1	Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate (“Award Agreement”) which shall contain such provisions as the Administrator may deem necessary or desirable.  By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights

(a)   Stock Option Grants.  The Administrator may grant incentive stock options and non-qualified stock options (“options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The Administrator may grant incentive stock options only to employees.

(b)   Stock Appreciation Right Grants; Types of Stock Appreciation Rights.  The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The terms of a stock appreciation right may provide that it shall be automatically exercised upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

(c)   Nature of Stock Appreciation Rights.  The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over an amount (the “stock appreciation right exercise price”) determined by the Administrator, which may not be less than the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised.  Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine.  Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised.  Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

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(d)   Option Exercise Price.  Each Award Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby.  The option exercise price per share shall be determined by the Administrator; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

(e)   Exercise Period.  Each Award Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part.  Such periods shall be determined by the Administrator; provided, however, that no option or a stock appreciation right shall be exercisable more than 10 years after the date of grant. (See Section 2.3 for additional provisions relating to the exercise of options and stock appreciation rights.)

(f)   Reload Options.  The Administrator may, include in any Award Agreement with respect to an option (the “original option”) a provision that an additional option (the “reload option”) shall be granted to any grantee who, pursuant to Section 2.3(c)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option.  The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option.  In the event that a Award Agreement provides for the grant of a reload option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.3(c)(ii) in payment of such exercise price shall have been held for at least six months.

(g)   Incentive Stock Option Limitations.

(i)
Exercisability.  To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

(ii)
10% Owners.  Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3	Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

(a)   Timing and Extent of Exercise.  Unless the applicable Award Agreement otherwise provides, (i) an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable and (ii) a stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

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(b)   Notice of Exercise.  An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Administrator shall prescribe.

(c)   Payment of Exercise Price.  Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased.  Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) with the consent of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

(d)   Delivery of Certificates Upon Exercise.  Subject to the provision of section 2.3(e), promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised.  If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.

(e)   Investment Purpose and Legal Requirements.  Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee’s then intention to acquire the Shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(f)   No Stockholder Rights.  No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4	Compensation in Lieu of Exercise of an Option

Upon written application of the grantee of an option, the Administrator may determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application.  Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine.  In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

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2.5	Termination of Employment

(a)   General Rule.  Except to the extent otherwise provided herein, including in paragraphs (b), (c), (d) or (e) of this Section 2.5 and Section 3.8(b)(iii) or by the Administrator in an Award Agreement or otherwise, a grantee whose employment terminates may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

(b)   Termination for Cause; Resignation.  If a grantee’s employment is terminated for cause or if a grantee resigns without the Company’s prior consent, all options and stock appreciation rights not theretofore exercised shall terminate upon the commencement of business on the date of the grantee’s termination of employment.

(c)   Retirement.  If a grantee terminates employment as the result of his retirement, then any outstanding option or stock appreciation right shall continue to be exercisable pursuant to its terms, without any earlier expiration of the award.  For this purpose “retirement” shall mean a grantee’s termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company, as applicable, (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

(d)   Disability.  If a grantee’s employment is terminated due to disability (as defined below), then any outstanding option or stock appreciation right shall continue to be exercisable pursuant to its terms, without any earlier expiration of the award.  For this purpose “disability” shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Administrator.

(e)   Death.

(i)
Termination of Employment as a Result of Grantee’s Death.  If a grantee’s employment terminates due to his death, then any outstanding option or stock appreciation right shall continue to be exercisable pursuant to its terms, without any earlier expiration of the award.

(ii)
Restrictions on Exercise Following Death.  Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition.  If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

(f)   Special Rules for Incentive Stock Options.  No option that remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death (including death within three months after termination of employment or within one year after a termination of employment due to disability) or disability, or for more than one year following a grantee’s termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.

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2.6	Transferability of Options, Stock Appreciation Rights and Restricted Stock Units

Except as otherwise provided by the Administrator, in an applicable Award Agreement or otherwise, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option, stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.  The Administrator may, in any applicable Award Agreement evidencing an option or otherwise (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options) or stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator, provided, however, that no such transfer may be for consideration.  Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7	Grant of Restricted Stock

(a)   Restricted Stock Grants.  The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan.  Restricted stock awards may be made independently of or in connection with any other award under the Plan.  A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent as required by the Administrator and in accordance with the Marshall Islands Business Corporations Act.

(b)   Issuance of Stock Certificate(s).  Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) if so directed by the Administrator, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

(c)   Custody of Stock Certificate(s).  Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement.  The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d)   Vesting/Nontransferability.  Until they vest, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the achievement of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)   Consequence of Termination of Employment.  Except as may otherwise be provided by the Administrator in the applicable Award Agreement or otherwise, a grantee’s termination of employment for any reason shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment.  All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee’s repayment of dividends he received directly, or otherwise, unless the Administrator determines otherwise in the applicable Award Agreement or otherwise.

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2.8 Grant of Restricted Stock Units

(a)   Restricted Stock Unit Grants. The Administrator may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Administrator shall determine, subject to the provisions of the Plan.  Restricted stock units may be awarded independently of or in connection with any other award under the Plan.  A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of an Award Agreement in such form as the Administrator shall determine.  A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Administrator, the value of a share, on a date specified in the Award Agreement.  If no date is specified, the grantee shall receive such share or value on the date that the restricted stock unit vests.

(b)   Vesting/Nontransferability.  Until they vest, restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the achievement of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.

(c)   Consequence of Termination of Employment.  Except as may otherwise be provided by the Administrator at any time, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment.

(d)   Stockholder Rights.  The grantee of a restricted stock unit will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

2.9	Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions and other terms and conditions as the Administrator may determine.  Shares may be thus granted or sold in respect of past services or other valid consideration.

2.10	Dividend Equivalent Rights.

The Administrator may include in any Award Agreement with respect to an option, stock appreciation right or restricted stock unit, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate (in the case of options and stock appreciation rights), the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

ARTICLE III
Miscellaneous

3.1	Amendment of the Plan; Modification of Awards

(a)   Amendment of the Plan.  Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).  For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award or that the Board determines is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee.

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(b)   Stockholder Approval Requirement.  Stockholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan or materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons, (iii) to the extent required by applicable stock exchange rules, or (iv) to the extent the Board determines that stockholder approval is appropriate and necessary to enable awards under the Plan to comply with Sections 422 or 162(m) of the Code.

(c)   Modification of Awards.  The Administrator may cancel any award under the Plan.  The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment, provided however, that the Committee may not (w) lower the exercise price of an outstanding option or stock appreciation right, (x) cancel an option or stock appreciation right in exchange for a new option or stock appreciation right with a lower exercise price, (y) cancel an option or stock appreciation right in exchange for a different type of award under the Plan that has a value that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price or (z) authorize the payment of cash in lieu of the exercise of an option or stock appreciation right in an amount that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price.  However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2	Consent Requirement

(a)   No Plan Action Without Required Consent.  If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)   Consent Defined.  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listing on any securities exchange or any registrations or qualifications under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3	Nonassignability

Except as otherwise provided herein, (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

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3.4	Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6	Withholding Taxes

(a)   With Respect to Cash Payments.  Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)   With Respect to Delivery of Common Stock.  Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Administrator, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7	Adjustment Upon Changes in Common Stock

(a)   Corporate Events.  In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change (collectively referred to as “corporate events”), the Administrator shall make the following adjustments, subject to Sections 3.7(b) and (c):

(i)
Shares Available for Grants.  The maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(e), shall be appropriately adjusted by the Administrator.

(ii)
Restricted Stock.  Unless the Administrator otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock as a result of a corporate event will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or another custodian designated by the Company.

(iii)
Restricted Stock Units.  The Administrator shall adjust outstanding grants of shares of restricted stock units to reflect any corporate event as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

(iv)
Options, Stock Appreciation Rights and Dividend Equivalent Rights.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock or a change in the class of shares of Common Stock resulting from a corporate event, the Administrator shall proportionally adjust the number or class of shares of Common Stock subject to each outstanding option and stock appreciation right, the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

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(b)   Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights – Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash), each option, stock appreciation right, restricted stock unit and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit or dividend equivalent right would have received in such merger or consolidation.

(c)   Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Certain Other Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee (A) to whom such option or stock appreciation right was granted, for each share of Common Stock subject to such option or stock appreciation right, respectively, an amount equal to the excess of (x) the value, as determined by the Administrator, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right and (B) to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator, of the property (including cash) received by the holder of a share of Common Stock as a result of such event;

(ii)
provide that each option and stock appreciation right outstanding immediately prior to such event (whether or not otherwise exercisable) (a) may be exercised a period of not less than 30 days prior to the occurrence of such event and (b) shall expire upon the occurrence of such event and cancel, effective immediately prior to the occurrence of such event, each restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the grantee to whom such restricted stock unit was granted, for each share of Common Stock subject to such award, the value, as determined by the Administrator, of the property (including cash) received by the holder of a share of Common Stock as a result of such event; or

(iii)
provide for the exchange of each option, stock appreciation right and restricted stock unit (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit or dividend equivalent right or, if the Administrator so determines, provide for a payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.

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Any payments to  be made by the Company pursuant to the foregoing paragraphs (i), (ii) and (iii) shall be made in cash or such other property as shall be received by a holder of Common Stock as a result of such event.

(d)   Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights -- Other Changes.  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(a), (b) or (c) hereof, the Administrator may make such adjustments in the number and class of shares or other property subject to options, stock appreciation rights, restricted stock units and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Administrator may consider appropriate to prevent dilution or enlargement of rights.  In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each or any option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such award was granted an amount in cash or such other property as shall be received by a holder of Common Stock as a result of such event, (A) for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right (B) for each share of Common Stock subject to such restricted stock unit equal to the Fair Market Value of Common Stock on the date of such cancellation.

(e)   No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.8	Change in Control

(a)   Change in Control Defined.  For purposes of this Section 3.8, “Change in Control” shall mean the occurrence of any of the following:

(i)
any person or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), other than Oaktree Capital Management, LLC and its related entities or Peter C. Georgiopoulos, acquiring “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)
the sale of all or substantially all of the Company’s assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company or to an entity which Oaktree Capital Management, LLC or Peter C. Georgiopoulos directly or indirectly controls; or

(iii)
 any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

Notwithstanding the foregoing, for each award subject to Section 409A of the Code, a Change in Control shall be deemed to occur under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

13

(b)   Effect of a Change in Control.  Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

(i)
notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option or stock appreciation right shall be immediately exercisable;

(ii)	to the extent permitted by law, the Administrator may amend any Award Agreement in such manner as it deems appropriate;

(iii)
a grantee whose employment terminates for any reason, other than for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee’s termination of employment.

(c)   Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9	Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall (i) confer upon any grantee the right to continue his employment with the Company, (ii) affect any right that the Company may have to terminate such employment, or (iii) be deemed to determine an individual’s status as an employee or consultant.

3.10	Non-Uniform Determinations

The Administrator’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

3.11	Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12	Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.13	Effective Date and Term of Plan

(a)   Adoption; Stockholder Approval.  The Plan was adopted by the Board on March 27, 2012, subject to approval by the Company’s shareholders.  All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval.  If such approval is not obtained prior to the first anniversary of the adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

14

(b)   Termination of Plan.  Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan.  All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14	Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.15	Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

3.16	Deferred Compensation

The Plan is intended to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly.  Notwithstanding anything else herein to the contrary, any payment scheduled to be made to the grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(2)(B)(i) and applicable Treasury Regulations.  Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

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GENCO SHIPPING & TRADING LIMITED 299 PARK AVENUE 12TH FLOOR NEW YORK, NY 10171
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M41701-P20923

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GENCO SHIPPING & TRADING LIMITED	For All	Withhold All	For All Except	To withhold authority to vote for any individualnominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	❒	❒	❒	______________________________________________
Vote on Directors

1. Election of Directors

Nominees:

01) Basil G. Movroleon
02) Rear Admiral Robert C. North, USCG (ret).
03) Harry A. Perrin

Vote on Proposals	For	Against	Abstain

2. Approval of the Company's 2012 Equity Incentive Plan.	❒	❒	❒

3. Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2012.	❒	❒	❒

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting.	❒ ❒ Yes	❒ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

_____________________________________________________________                _________________________________________________
Signature [PLEASE SIGN WITHIN BOX]Date                             Signature (Joint Owners) Date

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M41702-P20923

GENCO SHIPPING & TRADING  LIMITED
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD  OF DIRECTORS
ANNUAL  MEETING OF SHAREHOLDERS
MAY 17, 2012

The shareholder(s) hereby appoint(s) Robert Gerald Buchanan and John C. Wobensmith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Genco Shipping & Trading Limited that the shareholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on Thursday, May 17, 2012, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY, and any adjournment or postponement thereof, with all the powers the shareholders would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY  EXECUTED,   WILL BE VOTED IN THE MANNER DIRECTED  HEREIN  BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE  BUT THE CARD IS SIGNED,  THIS PROXY  CARD WILL BE VOTED  FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING  THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:___________________________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________________________________________________
 (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side